REGISTRATION STATEMENT (NO. 2-88373)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 56	[X]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 58	[X]

VANGUARD STAR FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)
[x] on February 26, 2010 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date)pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Developed Markets Index Fund
Vanguard Total International Stock Index Fund
Prospectus
February 26, 2010

Investor Shares
Vanguard Developed Markets Index Fund Investor Shares (VDMIX)
Vanguard Total International Stock Index Fund Investor Shares (VGTSX)

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2009.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Investing With Vanguard	28
Developed Markets Index Fund	1	Purchasing Shares	28
Total International Stock Index Fund	6	Converting Shares	31
Investing in Index Funds	11	Redeeming Shares	32
More on the Funds	12	Exchanging Shares	36
The Funds and Vanguard	19	Frequent-Trading Limits	36
Investment Advisor	20	Other Rules You Should Know	38
Dividends, Capital Gains, and Taxes	21	Fund and Account Updates	42
Share Price	24	Contacting Vanguard	44
Financial Highlights	25	Additional Information	45
		Glossary of Investment Terms	46

Vanguard Developed Markets Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[1]
Account Service Fee (for fund account balances below $10,000)	$20/year
1 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another
Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.19%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.22%
1 The Total Annual Fund Operating Expenses in this table have been restated to reflect changes in the fund's operating expenses resulting from a change in the fund's shareclass structure.

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return

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of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® EAFE® Index. The MSCI EAFE Index includes approximately 960 common stocks of companies located in Europe, Australia, Asia, and the Far East. As of October 31, 2009, the largest markets covered in the Index were the United Kingdom, Japan, France, Australia, and Germany, which made up approximately 21%, 21%, 11%, 8%, and 8%, respectively, of the Index’s market capitalization.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may

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invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Significant investments in Japan and the United Kingdom (U.K.) subject the Index and the Fund to proportionately higher exposure to Japanese and U.K. country risk.

• Currency risk, which is the chance that the value of a foreign investment, measured U.S. dollars, will decrease because of unfavorable changes in currency exchange rates

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund‘s target index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –19.83% (quarter ended September 30, 2002).

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Average Annual Total Returns for Periods Ended December 31, 2009
			Since
			Inception
			(May 8,
	1 Year	5 Years	2000)
Vanguard Developed Markets Index Fund Investor Shares
Return Before Taxes	28.17%	3.50%	1.90%
Return After Taxes on Distributions	27.87	2.95	1.31
Return After Taxes on Distributions and Sale of Fund Shares	18.51	2.88	1.37
MSCI EAFE Index
(reflects no deduction for fees or expenses)	31.78%	3.54%	1.92%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

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Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Duane F. Kelly, Principal of Vanguard. He has co-managed the Fund since 2009.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Total International Stock Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Europe, the Pacific region, and emerging markets countries.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[1]
Account Service Fee (for fund account balances below $10,000)	$20/year
1 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another
Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.26%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.32%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s

6

shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® EAFE® + Emerging Markets Index, an index designed to measure the performance of stocks of companies located in Europe, the Pacific region, and emerging markets countries. The Index includes approximately 1,700 stocks of companies located in 43 countries. As of October 31, 2009, the largest markets covered in the Index were the United Kingdom, Japan, France, Australia, Germany, and Switzerland (which made up approximately 16%, 16%, 8%, 6%, 6%, and 6%, respectively, of the Index’s market capitalization). The Fund invests substantially all of its assets in the common stocks included in its target index, while employing a form of sampling to reduce risk.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

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• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, its performance may be hurt disproportionately by the poor performance of its investments in that area. Significant investments in Japan and the United Kingdom (U.K) subject the Index and the Fund to proportionately higher exposure to Japanese and U.K. country risk. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund’s target index and other comparative indexes. The Spliced MSCI EAFE + Emerging Markets Index (the Spliced Index) consists of the Total International Composite Index (the Composite Index) through August 31, 2006, and the MSCI EAFE + Emerging Markets Index (the MSCI Index) thereafter. Each of the Spliced, Composite, and MSCI Indexes is an asset-weighted blend of the stocks in the MSCI Europe Index, the MSCI Pacific Index, and the MSCI Emerging Markets Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

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Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Total International Stock Index Fund
Return Before Taxes	36.73%	5.26%	2.29%
Return After Taxes on Distributions	36.19	4.78	1.74
Return After Taxes on Distributions and Sale of Fund Shares	24.45	4.43	1.72
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI EAFE + Emerging Markets Index	40.44%	5.51%	—%
Spliced MSCI EAFE + Emerging Markets Index	40.40	5.40	2.40
Total International Composite Index	40.42	5.43	2.39

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

9

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Duane F. Kelly, Principal of Vanguard. He has co-managed the Fund since 2008.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2008.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

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More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Funds’ Investor Shares. A separate prospectus offers Institutional Shares for the Developed Markets Index Fund, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million.

The Funds’ separate share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds’ board of trustees, which oversees the Funds’ management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of its assets in the common stocks included in the MSCI EAFE Index. Under normal circumstances, the Total International Stock Index Fund will invest at least 80% of its assets in stocks. The Total International Stock Index Fund’s 80% investment policy may be changed only upon 60 days’ notice to shareholders.

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Market Exposure

The Developed Markets Index Fund invests all, or substantially all, of its assets in the stocks included in the MSCI EAFE Index. The Total International Stock Index Fund invests substantially all of its assets in the stocks included in the MSCI EAFE + Emerging Markets Index.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970–2009)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–2.9	0.8	3.1
Average	11.9	10.7	10.9	11.5

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The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2009. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets—as well as for the U.S. market for comparison—from 2000 through 2009, as measured by their respective indexes.

Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2000	–8.39%	–25.78%	–30.61%	–9.10%
2001	–19.90	–25.40	–2.62	–11.89
2002	–18.38	–9.29	–6.17	–22.10
2003	38.54	38.48	55.82	28.68
2004	20.88	18.98	25.55	10.88
2005	9.42	22.64	34.00	4.91
2006	33.72	12.20	32.17	15.79
2007	13.86	5.30	39.39	5.49
2008	–46.42	–36.42	–53.33	–37.00
2009	35.83	24.18	78.51	26.46
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific
Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor‘s 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.

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Each Fund is subject to country/regional risk and currency risk. Country/ regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets for the Total International Stock Index Fund, each Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).

Developed Markets Index Fund. The Fund invests all, or substantially all, of its assets in the stocks included in the MSCI EAFE Index. As of October 31, 2009, the Fund’s assets were invested as follows: 67% in the European region and 33% in the Pacific region. As of October 31, 2009, the Fund had an asset-weighted median market capitalization of $34.2 billion.

Total International Stock Index Fund. The Fund invests substantially all of its assets in the stocks held in the MSCI EAFE + Emerging Markets Index. As of October 31, 2009, the Fund’s assets were invested as follows: 51.9% in the European region; 25.5% in the Pacific region; and 22.6% in Emerging Markets. As of October 31, 2009, the Fund had an asset-weighted median market capitalization of $30.2 billion.

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Security Selection

Vanguard Developed Markets Index Fund uses the replication method of investing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

The Total International Stock Index Fund uses a form of the sampling method of indexing, with the advisor seeking to reduce risk for the Fund by determining whether or not to invest in certain securities based on the analysis of several factors.

The Total International Stock Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index.

Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund’s portfolio.

Other Investment Policies and Risks

Each Fund may make other kinds of investments to achieve its objectives. Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the

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underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund’s securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Redemption and Account Service Fees

Each Fund charges a 2% fee on shares redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

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An account service fee of $20 per year applies to certain fund accounts whose balances are less than $10,000.

See Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

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Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although each Fund normally seeks to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 89%, as reported by Morningstar, Inc., on October 31, 2009.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of the fund (in the case of a fund with multiple share classes) pays its allocated share of The Vanguard Group’s marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2009, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2009, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended April 30.

Vanguard’s Quantitative Equity Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He

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received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The managers primarily responsible for the day-to-day management of the Funds are:

Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; has co-managed the Total International Stock Index Fund since 2008; and has co-managed the Developed Markets Index Fund since 2009. Education: B.S., LaSalle University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; has co-managed the Total International Stock Index Fund since 2008; and has co-managed the Developed Markets Index Fund since 2009. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

From time to time, a Fund may pay out higher-than-expected distributions. That’s because, as an index fund, it must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or movement of a country from emerging market to developed market status.

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Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

Each Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount

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designated as your portion of a Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About ‘Buying a Dividend’

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share for the Developed Markets Index Fund is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. The NAV per share for the Total International Stock Index Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at www.vanguard.com/prices.

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Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—are included in the Funds‘ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Developed Markets Index Fund’s Investor Shares as an
example. The Investor Shares began fiscal year 2009 with a net asset value
(price) of $7.79 per share. During the year, each Investor Share earned $0.452 from investment income (interest and dividends) and $1.416 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.398 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $9.26, reflecting earnings of $1.868 per share and distributions of $0.398 per share. This was an increase of $1.47 per share (from $7.79 at the beginning of the year to $9.26 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 25.23% for the year.

As of October 31, 2009, the Investor Shares had approximately $2.9 billion in net assets. For the year, the Fund’s total operating expenses represented 0.25%
($2.50 per $1,000 of net assets), and the net investment income amounted to
5.93% of average net assets. The Fund sold and replaced securities valued at
14% of its net assets.

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Developed Markets Index Fund Investor Shares
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.79	$14.91	$12.15	$9.75	$8.43
Investment Operations
Net Investment Income	.452[1]	.369[2]	.305	.219	.190
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.416	(7.097)	2.759	2.400	1.320
Total from Investment Operations	1.868	(6.728)	3.064	2.619	1.510
Distributions
Dividends from Net Investment Income	(.398)	(.387)	(.299)	(.219)	(.190)
Distributions from Realized Capital Gains	—	(.005)	(.005)	—	—
Total Distributions	(.398)	(.392)	(.304)	(.219)	(.190)
Net Asset Value, End of Period	$9.26	$7.79	$14.91	$12.15	$9.75
Total Return[3]	25.23%	–46.24%	25.67%	27.27%	18.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,936	$2,299	$3,976	$2,572	$1,623
Ratio of Total Expenses to Average
Net Assets	0.10%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	5.93%[1]	3.04%	2.05%	1.82%	1.77%
Turnover Rate	14%[5]	13%	7%	9%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.400 and 5.19%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. Effective in June 2009, the
Fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.15% for 2009. Including the acquired fund fees and expenses, the Fund’s total operating expenses represented 0.25% of average net assets.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the Fund’s investment policy to invest directly in individual stocks and reduce the Fund’s investment in Vanguard mutual funds.

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Total International Stock Index Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.97	$21.89	$16.90	$13.49	$11.48
Investment Operations
Net Investment Income	.544[1]	.540[2]	.412	.294	.255
Net Realized and Unrealized Gain (Loss)
on Investments	2.801	(10.938)	4.980	3.410	2.010
Total from Investment Operations	3.345	(10.398)	5.392	3.704	2.265
Distributions
Dividends from Net Investment Income	(.325)	(.522)	(.402)	(.294)	(.255)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.325)	(.522)	(.402)	(.294)	(.255)
Net Asset Value, End of Period	$13.99	$10.97	$21.89	$16.90	$13.49
Total Return[3]	31.41%	–48.57%	32.47%	27.84%	19.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,329	$17,152	$29,725	$18,200	$11,331
Ratio of Total Expenses to Average Net Assets[4]	0.27%	0.03%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	4.73%[1]	3.07%	1.93%	1.71%	1.76%
Turnover Rate	12%[5]	15%[5]	2%	2%	3%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.249 and 2.06%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. From August 2008 through
February 2009, the Fund invested in a combination of Vanguard mutual funds and common stocks. Effective in March 2009, the Fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.05%, 0.25%, 0.27%, 0.32%, and 0.31%. Including the acquired fund fees and expenses, total operating expenses were 0.32%, 0.28%, 0.27%, 0.32%, and 0.31%.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the Fund’s investment policy to invest directly in individual stocks and reduce the Fund’s investment in Vanguard mutual funds.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption of shares of another Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

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How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for funds in this prospectus), see Additional Information .

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market

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mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

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Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from Investor Shares to Institutional Shares of the same Fund (if available), provided that your account meets all Institutional Shares’ eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

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Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares and request an exchange (using the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares. See

Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are

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redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to

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complete your transaction. If Vanguard is still unable to complete the transaction, we may use your proceeds to purchase new shares of the Fund in which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Redemption Fee

Each Fund charges a 2% fee on shares redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund, or if Vanguard liquidates your Fund account because the balance falls below the minimum initial investment for any reason, including market fluctuation. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares purchased with reinvested dividend and capital gains distributions; redemptions of shares to pay fund or account fees; redemptions of shares to revoke an IRA within the period of time set forth in the Vanguard Traditional and Roth IRA Disclosure Document or to remove excess shareholder contributions to an IRA; and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; and (4) for a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper.*

In addition, redemption fees will not apply to (1) distributions by shareholders age 70½ or older from traditional IRAs, rollover IRAs, SEP-IRAs, SIMPLE IRAs, certain Individual Section 403(b)(7) Custodial Accounts, and Vanguard Retirement Plans and Vanguard Individual 401(k) Plans for which Vanguard Fiduciary Trust Company serves as trustee; and (2) distributions by beneficiaries from inherited IRAs, certain Individual Section 403(b)(7) Custodial Accounts, and Vanguard Retirement Plans and Vanguard Individual 401(k) Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; distributions, loans, and in-service withdrawals from a plan, redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

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Participants will incur redemption fees if, after making an exchange, transfer, or rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund within the redemption-fee period.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper’s plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

* The following Vanguard fund accounts will be subject to redemption fees: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, or converted until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to request redemptions online and by telephone. You

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can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for

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60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to the frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

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• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

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Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

  Account registration and address.
  Fund name and account number, if applicable.
  Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions include:

• The fund name and account number.

• The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signatures of all registered owners.

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• Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

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Please see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

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Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online.

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It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Statements

For most accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of Vanguard.com can view these statements online.

Average-Cost Review Statements

For most taxable accounts, an average-cost review statement will accompany the annual Form 1099-B. This statement shows the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) comprehensive reports about Vanguard Developed Markets Index and Total International Stock Index Funds twice year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

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Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund, as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

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Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

				Vanguard
	Inception	Suitable	Newspaper	Fund	CUSIP
	Date	for IRAs	Abbreviation	Number	Number
Developed Markets Index Fund	5/8/2000	Yes	DevMkt	227	921909701
Total International Stock Index Fund	4/29/1996	Yes	TotIntl	113	921909602

CFA® is a trademark owned by CFA Institute. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

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Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

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Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard Developed Markets Index Fund or Vanguard Total International Stock Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP)

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739 (CREW)

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

P113 022010

Vanguard Developed Markets Index Fund
Vanguard Total International Stock Index Fund
Prospectus
February 26, 2010

Investor Shares for Participants
Vanguard Developed Markets Index Fund Investor Shares (VDMIX)
Vanguard Total International Stock Index Fund Investor Shares (VGTSX)

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2009.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	22
Developed Markets Index Fund	1	Investing With Vanguard	26
Total International Stock Index Fund	5	Accessing Fund Information by Computer	29
Investing in Index Funds	10	Glossary of Investment Terms	30
More on the Funds	11
The Funds and Vanguard	18
Investment Advisor	19
Dividends, Capital Gains, and Taxes	20
Share Price	21

Vanguard Developed Markets Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Investor Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[1]
1 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.19%
12b-1 Distribution Fee	None
Other Expenses	0.03%
Total Annual Fund Operating Expenses[1]	0.22%
1 The Total Annual Fund Operating Expenses in this table have been restated to reflect changes in the fund's operating expenses resulting from a change in the fund's shareclass structure.

Example

The following example is intended to help you compare the cost of investing in the Fund’s Investor Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although

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your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$23	$71	$124	$280

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® EAFE® Index. The MSCI EAFE Index includes approximately 960 common stocks of companies located in Europe, Australia, Asia, and the Far East. As of October 31, 2009, the largest markets covered in the Index were the United Kingdom, Japan, France, Australia, and Germany, which made up approximately 21%, 21%, 11%, 8%, and 8%, respectively, of the Index’s market capitalization.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor

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performance of its investments in that area. Significant investments in Japan and the United Kingdom (U.K.) subject the Index and the Fund to proportionately higher exposure to Japanese and U.K. country risk.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund‘s target index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –19.83% (quarter ended September 30, 2002).

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Average Annual Total Returns for Periods Ended December 31, 2009

			Since
			Inception
			(May 8,
	1 Year	5 Years	2000)
Vanguard Developed Markets Index Fund Investor Shares	28.17%	3.50%	1.90%
MSCI EAFE Index
(reflects no deduction for fees or expenses)	31.78%	3.54%	1.92%

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Duane F. Kelly, Principal of Vanguard. He has co-managed the Fund since 2009.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2009.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

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Vanguard Total International Stock Index Fund

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Europe, the Pacific region, and emerging markets countries.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[1]
1 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.26%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses[1]	0.32%

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Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® EAFE® + Emerging Markets Index, an index designed to measure the performance of stocks of companies located in Europe, the Pacific region, and emerging markets countries. The Index includes approximately 1,700 stocks of companies located in 43 countries. As of October 31, 2009, the largest markets covered in the Index were the United Kingdom, Japan, France, Australia, Germany, and Switzerland (which made up approximately 16%, 16%, 8%, 6%, 6%, and 6% respectively, of the Index’s market capitalization). The Fund invests substantially all of its assets in the common stocks included in its target index, while employing a form of sampling to reduce risk.

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Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, its performance may be hurt disproportionately by the poor performance of its investments in that area. Significant investments in Japan and the United Kingdom (U.K.) subject the Index and the Fund to proportionately higher exposure to Japanese and U.K. country risk. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund’s target index and other comparative indexes. The Spliced MSCI EAFE + Emerging Markets Index (the Spliced Index) consists of the Total International Composite Index (the Composite Index) through August 31, 2006, and the MSCI EAFE + Emerging Markets Index (the MSCI Index) thereafter. Each of the Spliced, Composite, and MSCI Indexes is an asset-weighted blend of the stocks in the MSCI Europe Index, the MSCI Pacific Index, and the MSCI Emerging Markets Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 27.26% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.03% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Total International Stock Index Fund	36.73%	5.26%	2.29%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI EAFE + Emerging Markets Index	40.44%	5.51%	—%
Spliced MSCI EAFE + Emerging Markets Index	40.40	5.40	2.40
Total International Composite Index	40.42	5.43	2.39

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Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Duane F. Kelly, Principal of Vanguard. He has co-managed the Fund since 2008.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2008.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

9

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

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More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Funds’ board of trustees, which oversees the Funds’ management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that each Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of its assets in the common stocks included in the MSCI EAFE Index. Under normal circumstances, the Total International Stock Index Fund will invest at least 80% of its assets in stocks. The Total International Stock Index Fund’s 80% investment policy may be changed only upon 60 days’ notice to shareholders.

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Market Exposure

The Developed Markets Index Fund invests all, or substantially all, of its assets in the stocks included in the MSCI EAFE Index. The Total International Stock Index Fund invests substantially all of its assets in the stocks included in the MSCI EAFE + Emerging Markets Index.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as
U.S. companies, and their stocks may not be as liquid as those of similar U.S.
firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the
United States. These factors, among others, could negatively affect the returns
U.S. investors receive from foreign investments.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970–2009)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–2.9	0.8	3.1
Average	11.9	10.7	10.9	11.5

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The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2009. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets—as well as for the U.S. market for comparison—from 2000 through 2009, as measured by their respective indexes.

Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2000	–8.39%	–25.78%	–30.61%	–9.10%
2001	–19.90	–25.40	–2.62	–11.89
2002	–18.38	–9.29	–6.17	–22.10
2003	38.54	38.48	55.82	28.68
2004	20.88	18.98	25.55	10.88
2005	9.42	22.64	34.00	4.91
2006	33.72	12.20	32.17	15.79
2007	13.86	5.30	39.39	5.49
2008	–46.42	–36.42	–53.33	–37.00
2009	35.83	24.18	78.51	26.46
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific
Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor‘s 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Funds in particular.

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Each Fund is subject to country/regional risk and currency risk. Country/ regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because each Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets for the Total International Stock Index Fund, each Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).

Developed Markets Index Fund. The Fund invests all, or substantially all, of its assets in the stocks included in the MSCI EAFE Index. As of October 31, 2009, the Fund’s assets were invested as follows: 67% in the European region and 33% in the Pacific region. As of October 31, 2009, the Fund had an asset-weighted median market capitalization of $34.2 billion.

Total International Stock Index Fund. The Fund invests substantially all of its assets in the stocks held in the MSCI EAFE + Emerging Markets Index. As of October 31, 2009, the Fund’s assets were invested as follows: 51.9% in the European region; 25.5% in the Pacific region; and 22.6% in Emerging Markets. As of October 31, 2009, the Fund had an asset-weighted median market capitalization of $30.2 billion.

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Security Selection

Vanguard Developed Markets Index Fund uses the replication method of investing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

The Total International Stock Index Fund uses a form of the sampling method of indexing, with the advisor seeking to reduce risk for the Fund by determining whether or not to invest in certain securities based on the analysis of several factors.

The Total International Stock Index Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index.

Each Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Generally, a Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. A Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. Each Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund’s portfolio.

Other Investment Policies and Risks

Each Fund may make other kinds of investments to achieve its objectives. Each Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Funds to risks different from, and possibly greater than, those of the

15

underlying securities, assets, or market indexes. The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund’s securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Redemption Fee

Each Fund charges a 2% fee if you have made an exchange into the Fund and subsequently exchange those shares out of the Fund within two months. If you exchange shares out of the Fund, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares you have held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

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See Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

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Turnover Rate

Although each Fund normally seeks to invest for the long term, each Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 89%, as reported by Morningstar, Inc., on October 31, 2009.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of the fund (in the case of a fund with multiple share classes) pays its allocated share of The Vanguard Group’s marketing costs.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Funds through its Quantitative Equity Group. As of October 31, 2009, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Funds.

For the fiscal year ended October 31, 2009, the advisory expenses represented an effective annual rate of 0.01% of each Fund’s average net assets.

For a discussion of why the board of trustees approved each Fund’s investment advisory arrangement, see the most recent semiannual reports to shareholders covering the fiscal period ended April 30.

Vanguard’s Quantitative Equity Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He

19

received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The managers primarily responsible for the day-to-day management of the Funds are:

Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; has co-managed the Total International Stock Index Fund since 2008; and has co-managed the Developed Markets Index Fund since 2009. Education: B.S., LaSalle University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; has co-managed the Total International Stock Index Fund since 2008; and has co-managed the Developed Markets Index Fund since 2009. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

From time to time, a Fund may pay out higher-than-expected distributions. That’s because, as an index fund, it must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or movement of a country from emerging market to developed market status.

20

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share for the Developed Markets Index Fund is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. The NAV per share for the Total International Stock Index Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate

21

change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at www.vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports—along with each Fund’s financial statements—is included in the Funds‘ most recent annual reports to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

22

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Developed Markets Index Fund’s Investor Shares as an
example. The Investor Shares began fiscal year 2009 with a net asset value
(price) of $7.79 per share. During the year, each Investor Share earned $0.452 from investment income (interest and dividends) and $1.416 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.398 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $9.26, reflecting earnings of $1.868 per share and distributions of $0.398 per share. This was an increase of $1.47 per share (from $7.79 at the beginning of the year to $9.26 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 25.23% for the year.

As of October 31, 2009, the Investor Shares had approximately $2.9 billion in net assets. For the year, the Fund’s total operating expenses represented 0.25%
($2.50 per $1,000 of net assets), and the net investment income amounted to
5.93% of average net assets. The Fund sold and replaced securities valued at
14% of its net assets.

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Developed Markets Index Fund Investor Shares
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.79	$14.91	$12.15	$9.75	$8.43
Investment Operations
Net Investment Income	.452[1]	.369[2]	.305	.219	.190
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.416	(7.097)	2.759	2.400	1.320
Total from Investment Operations	1.868	(6.728)	3.064	2.619	1.510
Distributions
Dividends from Net Investment Income	(.398)	(.387)	(.299)	(.219)	(.190)
Distributions from Realized Capital Gains	—	(.005)	(.005)	—	—
Total Distributions	(.398)	(.392)	(.304)	(.219)	(.190)
Net Asset Value, End of Period	$9.26	$7.79	$14.91	$12.15	$9.75
Total Return[3]	25.23%	–46.24%	25.67%	27.27%	18.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,936	$2,299	$3,976	$2,572	$1,623
Ratio of Total Expenses to Average
Net Assets	0.10%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	5.93%[1]	3.04%	2.05%	1.82%	1.77%
Turnover Rate	14%[5]	13%	7%	9%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.400 and 5.19%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. Effective in June 2009, the
Fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
4 The acquired fund fees and expenses were 0.15% for 2009. Including the acquired fund fees and expenses, the Fund’s total operating expenses represented 0.25% of average net assets.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the Fund’s investment policy to invest directly in individual stocks and reduce the Fund’s investment in Vanguard mutual funds.

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Total International Stock Index Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.97	$21.89	$16.90	$13.49	$11.48
Investment Operations
Net Investment Income	.544[1]	.540[2]	.412	.294	.255
Net Realized and Unrealized Gain (Loss)
on Investments	2.801	(10.938)	4.980	3.410	2.010
Total from Investment Operations	3.345	(10.398)	5.392	3.704	2.265
Distributions
Dividends from Net Investment Income	(.325)	(.522)	(.402)	(.294)	(.255)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.325)	(.522)	(.402)	(.294)	(.255)
Net Asset Value, End of Period	$13.99	$10.97	$21.89	$16.90	$13.49
Total Return[3]	31.41%	–48.57%	32.47%	27.84%	19.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,329	$17,152	$29,725	$18,200	$11,331
Ratio of Total Expenses to Average Net Assets[4]	0.27%	0.03%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	4.73%[1]	3.07%	1.93%	1.71%	1.76%
Turnover Rate	12%[5]	15%[5]	2%	2%	3%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.249 and 2.06%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. From August 2008 through
February 2009, the Fund invested in a combination of Vanguard mutual funds and common stocks. Effective in March 2009, the Fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
4 The acquired fund fees and expenses were 0.05%, 0.25%, 0.27%, 0.32%, and 0.31%. Including the acquired fund fees and expenses, total operating expenses were 0.32%, 0.28%, 0.27%, 0.32%, and 0.31%.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the Fund’s investment policy to invest directly in individual stocks and reduce the Fund’s investment in Vanguard mutual funds.

25

Investing With Vanguard

One or both of the funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Your transaction will then be based on the next-determined NAV of the Fund’s Investor Shares. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If your transaction involves one or more investments with an early cut-off time for processing or other trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Redemption Fees

Participants will incur redemption fees if, after making an exchange, transfer, or rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund within the redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

26

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following: exchanges of shares purchased with participant payroll or employer contributions; exchanges of shares purchased with reinvested dividend and capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions or transfers of shares as part of a plan termination or at the direction of the plan; direct rollovers into IRAs; conversions of shares from one share class to another in the same fund; redemptions of shares to pay fund or account fees; and reregistrations of shares in the same fund.

Frequent Trading

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading policy does not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

27

• Be sure to read the Fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

No cancellations. Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

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Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Additional Information
			Vanguard
	Inception	Newspaper	Fund	CUSIP
	Date Abbreviation		Number	Number
Developed Markets Index Fund	5/8/2000	DevMkt	227	921909701
Total International Stock Index Fund	4/29/1996	TotIntl	113	921909602

Accessing Fund Information by Computer

Vanguard on the World Wide Web www.vanguard.com

Use your personal computer to visit Vanguard’s education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

29

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

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Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard Developed Markets Index Fund or Vanguard Total International Stock Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group Participant Services P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 800-523-1188

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

I113 022010

Vanguard Developed Markets Index Fund
Prospectus

February 26, 2010

Institutional Shares
Vanguard Developed Markets Index Fund Institutional Shares (VIDMX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2009.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summary	1	Investing With Vanguard	22
Investing in Index Funds	6	Purchasing Shares	22
More on the Fund	7	Converting Shares	25
The Fund and Vanguard	14	Redeeming Shares	26
Investment Advisor	15	Exchanging Shares	30
Dividends, Capital Gains, and Taxes	16	Frequent-Trading Limits	30
Share Price	18	Other Rules You Should Know	32
Financial Highlights	20	Fund and Account Updates	35
		Contacting Vanguard	37
		Additional Information	38
		Glossary of Investment Terms	39

Vanguard Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold Institutional Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. The Institutional Shares have limited operating history; actual operating expenses could be different.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	2%[1]
1 The 2% fee applies only if you redeem shares within two months of purchase by selling or by exchanging to another
Vanguard fund.

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.06%
12b-1 Distribution Fee	None
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.08%

Example

The following example is intended to help you compare the cost of investing in the Fund’s Institutional Shares with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Shares provide a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach by investing all, or substantially all, of its assets in the common stocks included in the MSCI® EAFE® Index. The MSCI EAFE Index includes approximately 960 common stocks of companies located in Europe, Australia, Asia, and the Far East. As of October 31, 2009, the largest markets covered in the Index were the United Kingdom, Japan, France, Australia, and Germany, which made up approximately 21%, 21%, 11%, 8%, and 8%, respectively, of the Index’s market capitalization.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Significant investments in Japan and the United Kingdom (U.K.) subject the Index and the Fund to proportionately higher exposure to Japanese and U.K. country risk.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund’s Investor Shares, because Institutional Shares were not available during the time periods shown. The expense ratio of the Institutional Shares is expected to be lower than that of the Investor Shares; therefore, performance of the Institutional Shares should be better than that of the Investor Shares. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calender year to another over the periods shown. The table shows how the average annual total returns of the Investor Shares compare with those of the Fund’s target index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 25.59% (quarter ended June 30, 2009), and the lowest return for a quarter was –19.83% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2009
			Since
			Inception
			(May 8,
	1 Year	5 Years	2000)
Vanguard Developed Markets Index Fund Investor Shares
Return Before Taxes	28.17%	3.50%	1.90%
Return After Taxes on Distributions	27.87	2.95	1.31
Return After Taxes on Distributions and Sale of Fund Shares	18.51	2.88	1.37
MSCI EAFE Index
(reflects no deduction for fees or expenses)	31.78%	3.54%	1.92%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Duane F. Kelly, Principal of Vanguard. He has co-managed the Fund since 2009.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares
To open and maintain an account	$5 million
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Shares, which are generally for investors who do not require special employee benefit plan services and who invest a minimum of $5 million. A separate prospectus offers the Fund’s Investor Shares, which have an investment minimum of $3,000.

The Fund’s separate share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Developed Markets Index Fund Institutional
Shares’ expense ratio in fiscal year 2010 to be 0.08%, or $0.80 per $1,000 of average net assets. The average expense ratio for international stock funds in
2008 was 1.44%, or $14.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund—such as account maintenance, reporting, accounting, legal, and other administrative expenses.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal circumstances, the Fund will invest at least 80%, and usually all or substantially all, of its assets in the common stocks included in the MSCI EAFE Index.

Market Exposure

The Fund invests all, or substantially all, of its assets in the stocks included in the MSCI EAFE Index.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as
U.S. companies, and their stocks may not be as liquid as those of similar U.S.
firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the
United States. These factors, among others, could negatively affect the returns
U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970–2009)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–2.9	0.8	3.1
Average	11.9	10.7	10.9	11.5

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2009. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets—as well as for the U.S. market for comparison—from 2000 through 2009, as measured by their respective indexes.

Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2000	–8.39%	–25.78%	–30.61%	–9.10%
2001	–19.90	–25.40	–2.62	–11.89
2002	–18.38	–9.29	–6.17	–22.10
2003	38.54	38.48	55.82	28.68
2004	20.88	18.98	25.55	10.88
2005	9.42	22.64	34.00	4.91
2006	33.72	12.20	32.17	15.79
2007	13.86	5.30	39.39	5.49
2008	–46.42	–36.42	–53.33	–37.00
2009	35.83	24.18	78.51	26.46
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific
Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor’s 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.

The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).

The Fund invests all, or substantially all, of its assets in the stocks included in the MSCI EAFE Index. As of October 31, 2009, the Fund’s assets were invested as follows: 67% in the European region and 33% in the Pacific region. As of October 31, 2009, the Fund had an asset-weighted median market capitalization of $34.2 billion.

Security Selection

The Fund uses the replication method of investing, meaning that the Fund generally holds the same stocks as its target index, and in approximately the same proportions.

The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. The Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund’s portfolio.

Other Investment Policies and Risks

The Fund may make other kinds of investments to achieve its objectives. The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund’s securities from falling in value during foreign market downswings. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Redemption Fee

The Fund charges a 2% fee on shares redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The redemption fee is designed to ensure that short-term investors pay their share of the Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for the Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 89%, as reported by Morningstar, Inc., on October 31, 2009.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of the fund (in the case of a fund with multiple share classes) pays its allocated share of The Vanguard Group’s marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of October 31, 2009, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2009, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

Vanguard’s Quantitative Equity Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The managers primarily responsible for the day-to-day management of the Fund are:

Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has co-managed the Fund since 2009. Education: B.S., LaSalle University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has co-managed the Fund since 2009. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

From time to time, the Fund may pay out higher-than-expected distributions. That’s because, as an index fund, it must adjust its holdings to reflect changes in its target index. In some cases, such changes may force an index fund to sell securities that have appreciated in value, thereby realizing a capital gain that must be distributed to shareholders. A security may move out of an index for a number of reasons, including a merger or acquisition, a substantial change in the market capitalization of the issuer, or movement of a country from emerging market to developed market status.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund’s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that the Fund receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for any amount designated as your portion of the Fund’s foreign tax obligations, provided that you meet certain requirements. See your tax advisor or IRS publications for more information.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About ‘Buying a Dividend’

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at www.vanguard.com/prices.

Financial Highlights

The following financial highlights table is intended to help you understand the Investor Shares’ financial performance for the periods shown, and certain information reflects financial results for a single Investor Share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Investor Shares (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Note: This prospectus offers the Fund’s Institutional Shares, not the Investor Shares. Information for the Investor Shares is shown here because the Fund’s Institutional Shares were not available during the time periods shown. However, the two share classes invest in the same portfolio of securities and will have the same financial performance except to the extent that their operating expenses may differ.

Plain Talk About How to Read the Financial Highlights Table

This explanation uses the Developed Markets Index Fund’s Investor Shares as an
example. The Investor Shares began fiscal year 2009 with a net asset value (price)
of $7.79 per share. During the year, each Investor Share earned $0.452 from investment income (interest and dividends) and $1.416 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.398 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $9.26, reflecting earnings of $1.868 per share and distributions of $0.398 per share. This was an increase of $1.47 per share (from $7.79 at the beginning of the year to $9.26 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 25.23% for the year.

As of October 31, 2009, the Investor Shares had approximately $2.9 billion in net assets. For the year, Fund’s total operating expenses represented 0.25% ($2.50 per $1,000 of net assets), and the net investment income amounted to 5.93% of average net assets. The Fund sold and replaced securities valued at 14% of its net assets.

Developed Markets Index Fund Investor Shares
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$7.79	$14.91	$12.15	$9.75	$8.43
Investment Operations
Net Investment Income	.452[1]	.369[2]	.305	.219	.190
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.416	(7.097)	2.759	2.400	1.320
Total from Investment Operations	1.868	(6.728)	3.064	2.619	1.510
Distributions
Dividends from Net Investment Income	(.398)	(.387)	(.299)	(.219)	(.190)
Distributions from Realized Capital Gains	—	(.005)	(.005)	—	—
Total Distributions	(.398)	(.392)	(.304)	(.219)	(.190)
Net Asset Value, End of Period	$9.26	$7.79	$14.91	$12.15	$9.75
Total Return[3]	25.23%	–46.24%	25.67%	27.27%	18.07%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,936	$2,299	$3,976	$2,572	$1,623
Ratio of Total Expenses to Average
Net Assets	0.10%[4]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	5.93%[1]	3.04%	2.05%	1.82%	1.77%
Turnover Rate	14%[5]	13%	7%	9%	10%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.400 and 5.19%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. Effective in June 2009, the
Fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months, or the account service fee that may be applicable to certain accounts with balances below $10,000.
4 The acquired fund fees and expenses were 0.15% for 2009. Including the acquired fund fees and expenses, the Fund’s total operating expenses represented 0.25% of average net assets.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the Fund’s investment policy to invest directly in individual stocks and reduce the Fund’s investment in Vanguard mutual funds.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Institutional Shares To open and maintain an account. $5 million.

Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.

Add to an existing account. $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption of shares of another Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—885).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions to Institutional Shares

You are eligible for a self-directed conversion from Investor Shares to Institutional Shares of the Fund, provided that your account meets all Institutional Shares’ eligibility requirements. Registered users of our website, www.vanguard.com, may request a conversion online, or you may contact Vanguard by telephone or by mail to request this transaction. Accounts that qualify for Institutional Shares will not be automatically converted.

Mandatory Conversions to Investor Shares

If an account no longer meets the balance requirements for Institutional Shares, Vanguard may automatically convert the shares in the account to Investor Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares and request an exchange (using the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares. See

Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may use your proceeds to purchase new shares of the Fund in which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Redemption Fee

The Fund charges a 2% fee on shares redeemed before they have been held for two months. The fee applies if you redeem shares by selling or by exchanging to another Vanguard fund. The fee is withheld from redemption proceeds and is paid directly to the Fund. Shares held for two months or more are not subject to the 2% fee.

In an effort to reduce or eliminate the redemption fees you pay, if you redeem less than your full investment in the Fund, we will first redeem those shares not subject to the fee, followed by those shares you have held the longest.

Redemption fees will not apply to Vanguard fund account redemptions in the following circumstances: (1) redemptions of shares purchased with reinvested dividend and capital gains distributions; redemptions of shares to pay fund or account fees; redemptions of shares to revoke an IRA within the period of time set forth in the Vanguard Traditional and Roth IRA Disclosure Document or to remove excess shareholder contributions to an IRA; and redemptions from Section 529 college savings plans; (2) share transfers, rollovers, or reregistrations within the same fund; (3) conversions of shares from one share class to another in the same fund; and (4) for a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper.*

In addition, redemption fees will not apply to (1) distributions by shareholders age 70½ or older from traditional IRAs, rollover IRAs, SEP-IRAs, SIMPLE IRAs, certain Individual Section 403(b)(7) Custodial Accounts, and Vanguard Retirement Plans and Vanguard Individual 401(k) Plans for which Vanguard Fiduciary Trust Company serves as trustee; and (2) distributions by beneficiaries from inherited IRAs, certain Individual Section 403(b)(7) Custodial Accounts, and Vanguard Retirement Plans and Vanguard Individual 401(k) Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Also, participants in employer-sponsored defined contribution plans* will not incur redemption fees for the following: exchanges of shares purchased with participant payroll or employer contributions; distributions, loans, and in-service withdrawals from a plan, redemptions or transfers of shares as part of a plan termination or at the direction of the plan; and direct rollovers into IRAs.

Participants will incur redemption fees if, after making an exchange, transfer, or rollover into a fund with a redemption fee, the participant makes a subsequent exchange out of that fund within the redemption-fee period.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper’s plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

* The following Vanguard fund accounts will be subject to redemption fees: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to request redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address.

However, this generally requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to the frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of

Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions include:

• The fund name and account number.

• The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signatures of all registered owners.

• Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without notice, to revise the requirements for good order

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Shares to Investor Shares if the fund account balance falls below the minimum initial investment for any

34

reason, including market fluctuation. Any such conversion will be preceded by written notice to the investor. No fee will be imposed on share-class conversions.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

35

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Statements

For most accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of Vanguard.com can view these statements online.

Average-Cost Review Statements

For most taxable accounts, an average-cost review statement will accompany the annual Form 1099-B. This statement shows the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) comprehensive reports about Vanguard Developed Markets Index Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund, as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within

36

15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP)	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

37

Vanguard Addresses
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

			Vanguard
		Newspaper	Fund	CUSIP
	Inception Date	Abbreviation	Number	Number
Developed Markets Index Fund	Institutional Shares—	DevMktInst	885	921909826
	1/22/2010
	Investor Shares—
	5/8/2000

CFA® is a trademark owned by CFA Institute. The Fund or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

38

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

39

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

40

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Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard Developed Markets Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-749-7273

If you are a client of Vanguard’s Institutional Division:

The Vanguard Group

Institutional Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

I885 022010

Vanguard LifeStrategy® Funds
Prospectus

February 26, 2010

Investor Shares
Vanguard LifeStrategy Income Fund (VASIX)
Vanguard LifeStrategy Conservative Growth Fund (VSCGX)
Vanguard LifeStrategy Moderate Growth Fund (VSMGX)
Vanguard LifeStrategy Growth Fund (VASGX)

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2009.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		Financial Highlights	37
LifeStrategy Income Fund	1	Investing With Vanguard	42
LifeStrategy Conservative Growth Fund	6	Purchasing Shares	42
LifeStrategy Moderate Growth Fund	11	Redeeming Shares	45
LifeStrategy Growth Fund	16	Exchanging Shares	48
Investing in Vanguard LifeStrategy Funds	21	Frequent-Trading Limits	48
More on the Funds	21	Other Rules You Should Know	50
The Funds and Vanguard	32	Fund and Account Updates	54
Investment Advisor	33	Contacting Vanguard	56
Dividends, Capital Gains, and Taxes	34	Additional Information	57
Share Price	36	Glossary of Investment Terms	58

Vanguard LifeStrategy Income Fund

Investment Objective

The Fund seeks to provide current income and some capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund’s assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Bond Market II Index Fund	50%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Short-Term Investment-Grade Fund	20%
•	Vanguard Total Stock Market Index Fund	5%

The Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-and small-cap U.S. stocks.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund’s overall level of risk should be relatively low.

• With a target allocation of approximately 80% of its assets in bonds and short-term fixed income investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline,

2

thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

•With a target allocation of approximately 20% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite bond/stock index. The Income Composite Index line in the table was derived by applying the Fund‘s target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through August 31, 2003, and the Barclays Capital U.S. 1–3 Year Credit Bond Index thereafter. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.80% (quarter ended September 30, 2009), and the lowest return for a quarter was –4.76% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Income Fund
Return Before Taxes	12.08%	3.58%	4.66%
Return After Taxes on Distributions	10.94	2.30	3.15
Return After Taxes on Distributions and Sale of Fund Shares	7.93	2.35	3.11
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Income Composite Index	11.70	4.36	4.77

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

4

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

5

Vanguard LifeStrategy Conservative Growth Fund

Investment Objective

The Fund seeks to provide current income and low to moderate capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.24%
Total Annual Fund Operating Expenses[1]	0.24%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund’s assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Bond Market II Index Fund	30%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Short-Term Investment-Grade Fund	20%
•	Vanguard Total Stock Market Index Fund	20%
•	Vanguard Total International Stock Index Fund	5%

The Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-and small-cap U.S. stocks and foreign stocks.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund’s overall level of risk should be low to moderate.

• With a target allocation of approximately 60% of its assets in bonds and short-term fixed income investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the

7

issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• With a target allocation of approximately 40% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite bond/stock index. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Conservative Growth Composite Index line in the table was derived by applying the Fund‘s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through August 31, 2003, and the Barclays Capital U.S. 1–3 Year Credit Bond Index thereafter. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated

8

performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.58% (quarter ended September 30, 2009), and the lowest return for a quarter was –9.98% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Conservative Growth Fund
Return Before Taxes	17.06%	3.10%	3.64%
Return After Taxes on Distributions	16.09	2.12	2.44
Return After Taxes on Distributions and Sale of Fund Shares	11.25	2.15	2.43
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17
MSCI US Broad Market Index	28.76	1.05	—
Conservative Growth Composite Index	16.51	3.81	3.65

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

9

Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

10

Vanguard LifeStrategy Moderate Growth Fund

Investment Objective

The Fund seeks to provide capital appreciation and a low to moderate level of current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

11

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund’s assets to common stocks and 40% to bonds. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Stock Market Index Fund	35%
•	Vanguard Total Bond Market II Index Fund	30%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Total International Stock Index Fund	10%

The Fund’s indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund’s overall level of risk should be moderate.

• With a target allocation of approximately 60% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable

12

changes in currency exchange rates; and country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• With a target allocation of approximately 40% of its assets in bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Moderate Growth Composite Index line in the table is derived by applying the Fund’s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information

13

is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.23% (quarter ended June 30, 2003), and the lowest return for a quarter was –14.19% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Moderate Growth Fund
Return Before Taxes	20.33%	2.60%	2.71%
Return After Taxes on Distributions	19.58	1.86	1.80
Return After Taxes on Distributions and Sale of Fund Shares	13.48	1.90	1.83
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17
MSCI US Broad Market Index	28.76	1.05	—
Moderate Growth Composite Index	20.04	3.20	2.89

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After

14

Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

15

Vanguard LifeStrategy Growth Fund

Investment Objective

The Fund seeks to provide capital appreciation and some current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

16

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund’s assets to common stocks and 20% to bonds. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Stock Market Index Fund	50%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Total International Stock Index Fund	15%
•	Vanguard Total Bond Market II Index Fund	10%

The Fund’s indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund’s overall level of risk should be moderate to high.

• With a target allocation of approximately 80% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable

17

changes in currency exchange rates; and country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• With a target allocation of approximately 20% of its assets in bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Growth Composite Index line in the table was derived by applying the Fund’s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance

18

information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.71% (quarter ended June 30, 2009), and the lowest return for a quarter was –19.45% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Growth Fund
Return Before Taxes	24.99%	1.81%	1.39%
Return After Taxes on Distributions	24.45	1.33	0.78
Return After Taxes on Distributions and Sale of Fund Shares	16.62	1.41	0.90
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	29.35%	1.09%	–0.17%
MSCI US Broad Market Index	28.76	1.05	—
Growth Composite Index	24.76	2.43	1.55

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the

19

same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$3,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

20

Investing in Vanguard LifeStrategy Funds

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a “fund of funds.”

The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor’s risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

21

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As “funds of funds,” the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds a limited number of underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.

Plain Talk About ‘Fund of Funds’

The term ‘fund of funds’ is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

Asset Allocation Framework

Asset allocation—that is, dividing your investment among stocks, bonds, and short-term investments—is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four preset asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

22

Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund’s asset mix can fluctuate within a prescribed range. The table that follows illustrates the long-term expected average asset allocation and the potential allocation ranges for each Fund:

Long-Term Expected Average Asset Allocation			Short-Term
			Fixed Income
	Stocks	Bonds	Investments[1]
LifeStrategy Income Fund	20%	60%	20%
LifeStrategy Conservative Growth Fund	40%	40%	20%
LifeStrategy Moderate Growth Fund	60%	40%	0%
LifeStrategy Growth Fund	80%	20%	0%

Potential Asset Allocation Range			Short-Term
			Fixed Income
	Stocks	Bonds	Investments[1]
LifeStrategy Income Fund	5%–30%	50%–75%	20%–45%
LifeStrategy Conservative Growth Fund	25%–50%	30%–55%	20%–45%
LifeStrategy Moderate Growth Fund	45%–70%	30%–55%	0%–25%
LifeStrategy Growth Fund	65%–90%	10%–35%	0%–25%

1”Short-term fixed income investments” consist of the bonds held by Vanguard Short-Term Investment-Grade Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the LifeStrategy Funds invest.

Market Exposure

Each LifeStrategy Fund invests in a different combination or proportion of a limited number of Vanguard funds, choosing from among two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Vanguard LifeStrategy Fund is diversified in terms of both asset class and investment style.

LifeStrategy Income Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

23

LifeStrategy Conservative Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

LifeStrategy Moderate Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

LifeStrategy Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Stocks

By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (other than the LifeStrategy Income Fund) also invests in foreign stocks.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

24

U.S. Stock Market Returns
(1926–2009)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	10.1	10.7	11.3

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2009. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.1%, average returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Through their investments in one underlying fund (the Asset Allocation Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the MSCI US Broad Market Index, which measures the investment return of the overall stock market.

Keep in mind that a portion of the market value of the MSCI US Broad Market Index (approximately 22% as of October 31, 2009) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2009, the stocks in the underlying domestic equity funds had asset-weighted median market capitalizations exceeding $33 billion. The stocks in the

25

underlying international equity funds had asset-weighted median market capitalizations exceeding $29 billion.

By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign securities, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as
U.S. companies, and their stocks may not be as liquid as those of similar U.S.
firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the
United States. These factors, among others, could negatively affect the returns
U.S. investors receive from foreign investments.

Bonds

By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.

Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

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How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Funds in particular.

Changes in interest rates can affect bond income as well as bond prices.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

27

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market II Index Fund.

Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return.

The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.

To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Short-Term Fixed Income Investments

By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade fixed income securities.

28

Each Fund is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Investment-Grade Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.

Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, income risk to the Funds is very low.

Security Selection

Each Fund seeks to achieve its objective by investing in fixed percentages of a limited number of underlying Vanguard funds. The following table shows the long-term expected average percentages for each Fund.

		LifeStrategy Fund
		Conservative	Moderate
Underlying Vanguard Fund	Income	Growth	Growth	Growth
Total Stock Market Index	5%	20%	35%	50%
Total International Stock Index	—	5	10	15
Total Bond Market II Index	50	30	30	10
Short-Term Investment-Grade	20	20	—	—
Asset Allocation	25	25	25	25
Total	100%	100%	100%	100%

The Vanguard LifeStrategy Funds’ board of trustees allocates each Fund’s assets among the underlying funds based on the Fund’s investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds’ investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.

29

The following paragraphs briefly describe the underlying Vanguard funds in which the Funds invest.

• Vanguard Total Stock Market Index Fund seeks to track the performance of the MSCI® US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund typically holds 1,200–1,300 stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks.

• Vanguard Total International Stock Index Fund seeks to track the performance of the MSCI EAFE + Emerging Markets Index, an index designed to measure the performance of stocks of companies located in Europe, the Pacific region, and emerging markets countries. The Index includes approximately 1,700 stocks of companies located in 43 countries.

• Vanguard Total Bond Market II Index Fund seeks to track the performance of the Barclays Capital U.S. Aggregate Float Adjusted Index by investing in a representative sample of bonds included in the Index. The Barclays Capital U.S. Aggregate Float Adjusted Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

• Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

• Vanguard Asset Allocation Fund allocates its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds, which usually mature in 10 to 30 years), and money market instruments in proportions consistent with the advisor’s evaluation of their expected returns and risks. These proportions are changed from time to time as risk-adjusted return expectations shift. The Fund may invest up to 100% of its assets in any one of the three asset classes.

The Funds are generally managed without regard to tax ramifications.

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Through their limited investments in actively managed underlying funds, each LifeStrategy Fund is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause an underlying fund—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance

31

that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although each Fund normally seeks to invest for the long term, they may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising. Vanguard also provides marketing services to the funds.

According to an agreement applicable to the LifeStrategy Funds and Vanguard, the Funds’ direct expenses will be offset by a reimbursement from Vanguard for (1) the Funds’ contributions to the costs of operating the underlying Vanguard funds in which

32

the LifeStrategy Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operation.

The Funds’ trustees believe that the reimbursements should be sufficient to offset most, if not all, of the direct expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero direct expense ratio. Since their inceptions, the Funds, in fact, have incurred no direct net expenses. Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds’ shareholders indirectly bear the expenses of the underlying Vanguard funds.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying funds. The following chart lists the investment advisor employed by each underlying fund. For additional information on the investment advisors, please refer to each underlying fund’s prospectus.

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Underlying Fund	Investment Advisor
Vanguard Total Stock Market Index Fund	The Vanguard Group, Inc.
Vanguard Total International Stock Index Fund	The Vanguard Group, Inc.
Vanguard Total Bond Market II Index Fund	The Vanguard Group, Inc.
Vanguard Short-Term Investment-Grade Fund	The Vanguard Group, Inc.
Vanguard Asset Allocation Fund	Mellon Capital Management Corporation

The following chart briefly describes each investment advisor:

Firm	Background
The Vanguard Group, Inc.	Based in Valley Forge, Pennsylvania
Began operations in 1975
Manages approximately $1 trillion in assets
Mellon Capital Management Corporation	Based in San Francisco, California
Founded in 1983
Manages approximately $179 billion in assets

Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the LifeStrategy Income and LifeStrategy Conservative Growth Funds generally are distributed quarterly in March, June, September, and December; income dividends for the LifeStrategy Moderate Growth and LifeStrategy Growth Funds generally are distributed semiannually in June and December. Capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About ‘Buying a Dividend’

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Funds‘ normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Each Fund’s NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of the mutual fund shares held by a Fund are based on the NAVs of the shares. The values of any ETF shares held by a Fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Vanguard fund share prices are published daily on our website at www.vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2009 with a net asset value (price) of $12.13 per share. During the year, the Fund earned $0.44 per share from investment income (interest and dividends) and $1.081 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.451 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $13.20, reflecting earnings of $1.521 per share and distributions of $0.451 per share. This was an increase of $1.07 per share (from $12.13 at the beginning of the year to $13.20 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 12.83% for the year.

As of October 31, 2009, the Fund had approximately $1.8 billion in net assets. For the year, its net investment income amounted to 3.55% of its average net assets. The Fund sold and replaced securities valued at 27% of its net assets.

LifeStrategy Income Fund

			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.13	$14.44	$13.97	$13.38	$13.39
Investment Operations
Net Investment Income	.440	.555	.570	.530	.470
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.081	(2.266)	.538	.580	(.020)
Total from Investment Operations	1.521	(1.711)	1.108	1.110	.450
Distributions
Dividends from Net Investment Income	(.451)	(.570)	(.570)	(.520)	(.460)
Distributions from Realized Capital Gains	—	(.029)	(.068)	—	—
Total Distributions	(.451)	(.599)	(.638)	(.520)	(.460)
Net Asset Value, End of Period	$13.20	$12.13	$14.44	$13.97	$13.38
Total Return[1]	12.83% –12.29%		8.14%	8.49%	3.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,784	$1,642	$1,885	$1,666	$1,752
Ratio of Total Expenses to Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	3.55%	4.00%	4.07%	3.85%	3.47%
Turnover Rate	27%[3]	22%	8%	14%	6%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.23%.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

LifeStrategy Conservative Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.46	$17.61	$16.43	$15.24	$14.83
Investment Operations
Net Investment Income	.439	.568	.580	.500	.440
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.359	(4.116)	1.170	1.180	.410
Total from Investment Operations	1.798	(3.548)	1.750	1.680	.850
Distributions
Dividends from Net Investment Income	(.448)	(.592)	(.570)	(.490)	(.440)
Distributions from Realized Capital Gains	—	(.010)	—	—	—
Total Distributions	(.448)	(.602)	(.570)	(.490)	(.440)
Net Asset Value, End of Period	$14.81	$13.46	$17.61	$16.43	$15.24
Total Return[1]	13.72% –20.71%		10.84%	11.23%	5.77%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,487	$4,843	$7,044	$5,326	$4,079
Ratio of Total Expenses to Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	3.23%	3.52%	3.40%	3.21%	2.95%
Turnover Rate	29%[3]	22%	10%	4%	7%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.24%.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

LifeStrategy Moderate Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.56	$22.21	$20.09	$18.09	$17.17
Investment Operations
Net Investment Income	.450	.607	.580	.510	.470
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.632	(6.606)	2.100	1.990	.890
Total from Investment Operations	2.082	(5.999)	2.680	2.500	1.360
Distributions
Dividends from Net Investment Income	(.482)	(.627)	(.560)	(.500)	(.440)
Distributions from Realized Capital Gains	—	(.024)	—	—	—
Total Distributions	(.482)	(.651)	(.560)	(.500)	(.440)
Net Asset Value, End of Period	$17.16	$15.56	$22.21	$20.09	$18.09
Total Return[1]	13.82%	–27.69%	13.55%	14.09%	7.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,626	$7,408	$11,272	$9,463	$7,778
Ratio of Total Expenses to Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	2.89%	2.98%	2.81%	2.70%	2.61%
Turnover Rate	25%[3]	18%	7%	8%	8%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.23%.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

LifeStrategy Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.86	$26.56	$23.32	$20.37	$18.84
Investment Operations
Net Investment Income	.423	.571	.540	.450	.420
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.818	(9.690)	3.220	2.950	1.510
Total from Investment Operations	2.241	(9.119)	3.760	3.400	1.930
Distributions
Dividends from Net Investment Income	(.441)	(.581)	(.520)	(.450)	(.400)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.441)	(.581)	(.520)	(.450)	(.400)
Net Asset Value, End of Period	$18.66	$16.86	$26.56	$23.32	$20.37
Total Return[1]	13.74% –34.98%		16.32%	16.94%	10.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,621	$6,267	$10,372	$8,422	$6,605
Ratio of Total Expenses to Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	2.57%	2.47%	2.15%	2.07%	2.09%
Turnover Rate	12%[3]	10%	4%	3%	4%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The acquired fund fees and expenses were 0.23%.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums for Investor Shares To open and maintain an account. $3,000.

Add to an existing account. $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption of shares of another Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for funds in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares and request an exchange (using the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares. See

Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may use your proceeds to purchase new shares of the Fund in which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed or exchanged until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to request redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address.

However, this generally requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to the frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of

Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions include:

• The fund name and account number.

• The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signatures of all registered owners.

• Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Low-Balance Accounts

Each Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Statements

For most accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of Vanguard.com can view these statements online.

Average-Cost Review Statements

For most taxable accounts, an average-cost review statement will accompany the annual Form 1099-B. This statement shows the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) comprehensive reports about Vanguard LifeStrategy Funds twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund, as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
	P.O. Box 1110
	Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
	P.O. Box 2900
	Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
	455 Devon Park Drive
	Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
LifeStrategy Income Fund	9/30/1994	Yes	LifeInc	723	921909206
LifeStrategy Conservative		Yes	LifeCon	724	921909305
Growth Fund	9/30/1994
LifeStrategy Moderate	9/30/1994	Yes	LifeMod	914	921909404
Growth Fund
LifeStrategy Growth Fund	9/30/1994	Yes	LifeGro	122	921909503

The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, or closed-end investment company whose shares are owned by another mutual fund, business development company, or closed-end investment company.

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP)

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739 (CREW)

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

P088 022010

Vanguard LifeStrategy® Funds
Prospectus

February 26, 2010

Investor Shares for Participants
Vanguard LifeStrategy Income Fund (VASIX)
Vanguard LifeStrategy Conservative Growth Fund (VSCGX)
Vanguard LifeStrategy Moderate Growth Fund (VSMGX)
Vanguard LifeStrategy Growth Fund (VASGX)

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2009.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	21
LifeStrategy Income Fund	1	The Funds and Vanguard	32
LifeStrategy Conservative Growth Fund	6	Investment Advisor	33
LifeStrategy Moderate Growth Fund	11	Dividends, Capital Gains, and Taxes	34
LifeStrategy Growth Fund	16	Share Price	34
Investing in Vanguard LifeStrategy Funds	21	Financial Highlights	35
		Investing With Vanguard	40
		Accessing Fund Information by Computer	43
		Glossary of Investment Terms	44

Vanguard LifeStrategy Income Fund

Investment Objective

The Fund seeks to provide current income and some capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not coorelate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund’s assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Bond Market II Index Fund	50%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Short-Term Investment-Grade Fund	20%
•	Vanguard Total Stock Market Index Fund	5%

The Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-and small-cap U.S. stocks.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund’s overall level of risk should be relatively low.

• With a target allocation of approximately 80% of its assets in bonds and short-term fixed income investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest

2

rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

•With a target allocation of approximately 20% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite bond/stock index. The Income Composite Index line in the table is derived by applying the Fund’s target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-month U.S. Treasury Bill Index through August 31, 2003, and the Barclays Capital U.S. 1–3 Year Credit Bond Index thereafter. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available online at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.80% (quarter ended September 30, 2009), and the lowest return for a quarter was –4.76% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Income Fund	12.08%	3.58%	4.66%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Income Composite Index	11.70	4.36	4.77

4

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

5

Vanguard LifeStrategy Conservative Growth Fund

Investment Objective

The Fund seeks to provide current income and low to moderate capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.24%
Total Annual Fund Operating Expenses[1]	0.24%
1 The Total Annual Fund Operating Expenses shown in this table do not coorelate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

6

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund’s assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Bond Market II Index Fund	30%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Short-Term Investment-Grade Fund	20%
•	Vanguard Total Stock Market Index Fund	20%
•	Vanguard Total International Stock Index Fund	5%

The Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-and small-cap U.S. stocks and foreign stocks.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund’s overall level of risk should be low to moderate.

• With a target allocation of approximately 60% of its assets in bonds and short-term fixed income investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may

7

decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• With a target allocation of approximately 40% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite bond/stock index. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Conservative Growth Composite Index line in the table was derived by applying the Fund‘s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through August 31, 2003, and the Barclays Capital U.S. 1–3 Year Credit Bond Index thereafter. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available online at www.vanguard.com/ performance or by calling Vanguard toll-free at 800-662-7447.

8

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.58% (quarter ended September 30, 2009), and the lowest return for a quarter was –9.98% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Conservative Growth Fund	17.06%	3.10%	3.64%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17
MSCI US Broad Market Index	28.76	1.05	—
Conservative Growth Composite Index	16.51	3.81	3.65

9

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

10

Vanguard LifeStrategy Moderate Growth Fund

Investment Objective

The Fund seeks to provide capital appreciation and a low to moderate level of current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not coorelate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

11

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund’s assets to common stocks and 40% to bonds. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Stock Market Index Fund	35%
•	Vanguard Total Bond Market II Index Fund	30%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Total International Stock Index Fund	10%

The Fund’s indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

12

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund’s overall level of risk should be moderate.

• With a target allocation of approximately 60% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• With a target allocation of approximately 40% of its assets in bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund’s actively managed underlying fund—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

13

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Moderate Growth Composite Index line in the table is derived by applying the Fund’s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available online at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.23% (quarter ended June 30, 2003), and the lowest return for a quarter was –14.19% (quarter ended December 31, 2008).

14

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Moderate Growth Fund	20.33%	2.60%	2.71%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17
MSCI US Broad Market Index	28.76	1.05	—
Moderate Growth Composite Index	20.04	3.20	2.89

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

15

Vanguard LifeStrategy Growth Fund

Investment Objective

The Fund seeks to provide capital appreciation and some current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not coorelate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund’s assets to common stocks and 20% to bonds. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Stock Market Index Fund	50%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Total International Stock Index Fund	15%
•	Vanguard Total Bond Market II Index Fund	10%

The Fund’s indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

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Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund’s overall level of risk should be moderate to high.

• With a target allocation of approximately 80% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• With a target allocation of approximately 20% of its assets in bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause the Fund’s actively managed underlying fund—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Growth Composite Index line in the table was derived by applying the Fund’s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available online at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.71% (quarter ended June 30, 2009), and the lowest return for a quarter was –19.45% (quarter ended December 31, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Growth Fund	24.99%	1.81%	1.39%
Comparative Indexes
(reflect no deduction for fees or expenses)
Dow Jones U.S. Total Stock Market Index	29.35%	1.09%	–0.17%
MSCI US Broad Market Index	28.76	1.05	—
Growth Composite Index	24.76	2.43	1.55

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

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Investing in Vanguard LifeStrategy Funds

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a “fund of funds.”

The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor’s risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

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The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As “funds of funds,” the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds a limited number of underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.

Plain Talk About ‘Fund of Funds’

The term ‘fund of funds’ is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

Asset Allocation Framework

Asset allocation—that is, dividing your investment among stocks, bonds, and short-term investments—is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four preset asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund’s asset mix can fluctuate within a prescribed range. The table that follows illustrates the long-term expected average asset allocation and the potential allocation ranges for each Fund:

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Long-Term Expected Average Asset Allocation			Short-Term
			Fixed Income
	Stocks	Bonds	Investments[1]
LifeStrategy Income Fund	20%	60%	20%
LifeStrategy Conservative Growth Fund	40%	40%	20%
LifeStrategy Moderate Growth Fund	60%	40%	0%
LifeStrategy Growth Fund	80%	20%	0%

Potential Asset Allocation Range			Short-Term
			Fixed Income
	Stocks	Bonds	Investments[1]
LifeStrategy Income Fund	5%–30%	50%–75%	20%–45%
LifeStrategy Conservative Growth Fund	25%–50%	30%–55%	20%–45%
LifeStrategy Moderate Growth Fund	45%–70%	30%–55%	0%–25%
LifeStrategy Growth Fund	65%–90%	10%–35%	0%–25%
1”Short-term fixed income investments” consist of the bonds held by Vanguard Short-Term Investment-Grade Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the
LifeStrategy Funds invest.

Market Exposure

Each LifeStrategy Fund invests in a different combination or proportion of a limited number of Vanguard funds, choosing from among two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Vanguard LifeStrategy Fund is diversified in terms of both asset class and investment style.

LifeStrategy Income Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

LifeStrategy Conservative Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

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LifeStrategy Moderate Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

LifeStrategy Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Stocks

By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (other than the LifeStrategy Income Fund) also invests in foreign stocks.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2009)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	10.1	10.7	11.3

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2009. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.1%, average returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard

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them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Through their investments in one underlying fund (the Asset Allocation Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the MSCI US Broad Market Index, which measures the investment return of the overall stock market.

Keep in mind that a portion of the market value of the MSCI US Broad Market Index (approximately 22% as of October 31, 2009) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2009, the stocks in the underlying domestic equity funds had asset-weighted median market capitalizations exceeding $33 billion. The stocks in the underlying international equity funds had asset-weighted median market capitalizations exceeding $29 billion.

By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign securities, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

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Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as
U.S. companies, and their stocks may not be as liquid as those of similar U.S.
firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the
United States. These factors, among others, could negatively affect the returns
U.S. investors receive from foreign investments.

Bonds

By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.

Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

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These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Funds in particular.

Changes in interest rates can affect bond income as well as bond prices.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

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Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market II Index Fund.

Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return.

The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for LifeStrategy Funds should be low.

To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Short-Term Fixed Income Investments

By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade fixed income securities.

Each Fund is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Investment-Grade Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.

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Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, income risk to the Funds is very low.

Security Selection

Each Fund seeks to achieve its objective by investing in fixed percentages of a limited number of underlying Vanguard funds. The following table shows the long-term expected average percentages for each Fund.

		LifeStrategy Fund
		Conservative	Moderate
Underlying Vanguard Fund	Income	Growth	Growth	Growth
Total Stock Market Index	5%	20%	35%	50%
Total International Stock Index	—	5	10	15
Total Bond Market II Index	50	30	30	10
Short-Term Investment-Grade	20	20	—	—
Asset Allocation	25	25	25	25
Total	100%	100%	100%	100%

The Vanguard LifeStrategy Funds’ board of trustees allocates each Fund’s assets among the underlying funds based on the Fund’s investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds’ investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.

The following paragraphs briefly describe the underlying Vanguard funds in which the Funds invest.

• Vanguard Total Stock Market Index Fund seeks to track the performance of the MSCI® US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund typically holds 1,200–1,300 stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks.

• Vanguard Total International Stock Index Fund seeks to track the performance of the MSCI EAFE + Emerging Markets Index, an index designed to measure the performance of stocks of companies located in Europe, the Pacific region, and emerging markets countries. The Index includes approximately 1,700 stocks of companies located in 43 countries.

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• Vanguard Total Bond Market II Index Fund seeks to track the performance of the Barclays Capital U.S. Aggregate Float Adjusted Index by investing in a representative sample of bonds included in the Index. The Barclays Capital U.S. Aggregate Float Adjusted Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

• Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

• Vanguard Asset Allocation Fund allocates its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds, which usually mature in 10 to 30 years), and money market instruments in proportions consistent with the advisor’s evaluation of their expected returns and risks. These proportions are changed from time to time as risk-adjusted return expectations shift. The Fund may invest up to 100% of its assets in any one of the three asset classes.

The Funds are generally managed without regard to tax ramifications.

Through their limited investments in actively managed underlying funds, each LifeStrategy Fund is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause an underlying fund—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

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Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

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Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although each Fund normally seeks to invest for the long term, they may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising. Vanguard also provides marketing services to the funds.

According to an agreement applicable to the LifeStrategy Funds and Vanguard, the Funds’ direct expenses will be offset by a reimbursement from Vanguard for (1) the Funds’ contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operation.

The Funds’ trustees believe that the reimbursements should be sufficient to offset most, if not all, of the direct expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero direct expense ratio. Since their inceptions, the Funds, in fact, have incurred no direct net expenses. Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds’ shareholders indirectly bear the expenses of the underlying Vanguard funds.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying funds. The following chart lists the investment advisor employed by each underlying fund. For additional information on the investment advisors, please refer to each underlying fund’s prospectus.

Underlying Fund	Investment Advisor
Vanguard Total Stock Market Index Fund	The Vanguard Group, Inc.
Vanguard Total International Stock Index Fund	The Vanguard Group, Inc.
Vanguard Total Bond Market II Index Fund	The Vanguard Group, Inc.
Vanguard Short-Term Investment-Grade Fund	The Vanguard Group, Inc.
Vanguard Asset Allocation Fund	Mellon Capital Management Corporation

The following chart briefly describes each investment advisor:

Firm	Background
The Vanguard Group, Inc.	Based in Valley Forge, Pennsylvania
Began operations in 1975
Manages approximately $1 trillion in assets
Mellon Capital Management Corporation	Based in San Francisco, California
Founded in 1983
Manages approximately $179 billion in assets

33

Dividends, Capital Gains, and Taxes

Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the LifeStrategy Income and LifeStrategy Conservative Growth Funds generally are distributed quarterly in March, June, September, and December; income dividends for the LifeStrategy Moderate Growth and LifeStrategy Growth Funds generally are distributed semiannually in June and December. Capital gains distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Each Fund’s NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of the mutual fund shares held by a Fund are based on the NAVs of the shares. The values of any ETF shares held by a Fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Vanguard fund share prices are published daily on our website at www.vanguard.com/prices.

34

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Funds‘ most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2009 with a net asset value (price) of $12.13 per share. During the year, the Fund earned $0.44 per share from investment income (interest and dividends) and $1.081 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.451 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $13.20, reflecting earnings of $1.521 per share and distributions of $0.451 per share. This was an increase of $1.07 per share (from $12.13 at the beginning of the year to $13.20 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 12.83% for the year.

As of October 31, 2009, the Fund had approximately $1.8 billion in net assets. For the year, its net investment income amounted to 3.55% of its average net assets. The Fund sold and replaced securities valued at 27% of its net assets.

35

LifeStrategy Income Fund

			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.13	$14.44	$13.97	$13.38	$13.39
Investment Operations
Net Investment Income	.440	.555	.570	.530	.470
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.081	(2.266)	.538	.580	(.020)
Total from Investment Operations	1.521	(1.711)	1.108	1.110	.450
Distributions
Dividends from Net Investment Income	(.451)	(.570)	(.570)	(.520)	(.460)
Distributions from Realized Capital Gains	—	(.029)	(.068)	—	—
Total Distributions	(.451)	(.599)	(.638)	(.520)	(.460)
Net Asset Value, End of Period	$13.20	$12.13	$14.44	$13.97	$13.38
Total Return	12.83% –12.29%		8.14%	8.49%	3.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,784	$1,642	$1,885	$1,666	$1,752
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	3.55%	4.00%	4.07%	3.85%	3.47%
Turnover Rate	27%[2]	22%	8%	14%	6%
1 The acquired fund fees and expenses were 0.23%.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

36

LifeStrategy Conservative Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.46	$17.61	$16.43	$15.24	$14.83
Investment Operations
Net Investment Income	.439	.568	.580	.500	.440
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.359	(4.116)	1.170	1.180	.410
Total from Investment Operations	1.798	(3.548)	1.750	1.680	.850
Distributions
Dividends from Net Investment Income	(.448)	(.592)	(.570)	(.490)	(.440)
Distributions from Realized Capital Gains	—	(.010)	—	—	—
Total Distributions	(.448)	(.602)	(.570)	(.490)	(.440)
Net Asset Value, End of Period	$14.81	$13.46	$17.61	$16.43	$15.24
Total Return	13.72% –20.71%		10.84%	11.23%	5.77%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,487	$4,843	$7,044	$5,326	$4,079
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	3.23%	3.52%	3.40%	3.21%	2.95%
Turnover Rate	29%[2]	22%	10%	4%	7%
1 The acquired fund fees and expenses were 0.24%.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

37

LifeStrategy Moderate Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.56	$22.21	$20.09	$18.09	$17.17
Investment Operations
Net Investment Income	.450	.607	.580	.510	.470
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.632	(6.606)	2.100	1.990	.890
Total from Investment Operations	2.082	(5.999)	2.680	2.500	1.360
Distributions
Dividends from Net Investment Income	(.482)	(.627)	(.560)	(.500)	(.440)
Distributions from Realized Capital Gains	—	(.024)	—	—	—
Total Distributions	(.482)	(.651)	(.560)	(.500)	(.440)
Net Asset Value, End of Period	$17.16	$15.56	$22.21	$20.09	$18.09
Total Return[1]	13.82%	–27.69%	13.55%	14.09%	7.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,626	$7,408	$11,272	$9,463	$7,778
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	2.89%	2.98%	2.81%	2.70%	2.61%
Turnover Rate	25%[2]	18%	7%	8%	8%
1 The acquired fund fees and expenses were 0.23%.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

38

LifeStrategy Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.86	$26.56	$23.32	$20.37	$18.84
Investment Operations
Net Investment Income	.423	.571	.540	.450	.420
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.818	(9.690)	3.220	2.950	1.510
Total from Investment Operations	2.241	(9.119)	3.760	3.400	1.930
Distributions
Dividends from Net Investment Income	(.441)	(.581)	(.520)	(.450)	(.400)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.441)	(.581)	(.520)	(.450)	(.400)
Net Asset Value, End of Period	$18.66	$16.86	$26.56	$23.32	$20.37
Total Return	13.74% –34.98%		16.32%	16.94%	10.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,621	$6,267	$10,372	$8,422	$6,605
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	2.57%	2.47%	2.15%	2.07%	2.09%
Turnover Rate	12%[2]	10%	4%	3%	4%
1 The acquired fund fees and expenses were 0.23%.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

39

Investing With Vanguard

One or more of the Funds are investment options in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

• If you have any questions about a Fund or Vanguard, including those about a Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Your transaction will then be based on the next-determined NAV of the Fund. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If your transaction involves one or more investments with an early cut-off time for processing or other trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

Frequent Trading

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

40

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading policy does not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the Fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard

41

serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

No cancellations. Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of each Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

42

Additional Information
	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation	Fund Number	Number
LifeStrategy Income Fund	9/30/1994	LifeInc	723	921909206
LifeStrategy Conservative Growth Fund	9/30/1994	LifeCon	724	921909305
LifeStrategy Moderate Growth Fund	9/30/1994	LifeMod	914	921909404
LifeStrategy Growth Fund	9/30/1994	LifeGro	122	921909503

Accessing Fund Information by Computer

Vanguard on the World Wide Web www.vanguard.com

Use your personal computer to visit Vanguard’s education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

43

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, or closed-end investment company whose shares are owned by another mutual fund, business development company, or closed-end investment company.

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

44

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group Participant Services P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 800-523-1188

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file number: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

I088 022010

Vanguard LifeStrategy® Funds
Prospectus

February 26, 2010

Investor Shares
Vanguard LifeStrategy Income Fund (VASIX)
Vanguard LifeStrategy Conservative Growth Fund (VSCGX)
Vanguard LifeStrategy Moderate Growth Fund (VSMGX)
Vanguard LifeStrategy Growth Fund (VASGX)

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2009.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Vanguard Fund Summaries		More on the Funds	21
LifeStrategy Income Fund	1	The Funds and Vanguard	32
LifeStrategy Conservative Growth Fund	6	Investment Advisor	33
LifeStrategy Moderate Growth Fund	11	Taxes	34
LifeStrategy Growth Fund	16	Share Price	34
Investing in Vanguard LifeStrategy Funds	21	Financial Highlights	35
		General Information	40
		Glossary of Investment Terms	42

Vanguard LifeStrategy Income Fund

Investment Objective

The Fund seeks to provide current income and some capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

1

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company for the annuity program through which Fund shares are offered.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund’s assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Bond Market II Index Fund	50%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Short-Term Investment-Grade Fund	20%
•	Vanguard Total Stock Market Index Fund	5%

The Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-and small-cap U.S. stocks.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund’s overall level of risk should be relatively low.

• With a target allocation of approximately 80% of its assets in bonds and short-term fixed income investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the

2

issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

•With a target allocation of approximately 20% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite bond/stock index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. The Income Composite Index line in the table was derived by applying the Fund’s target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-month U.S. Treasury Bill Index through August 31, 2003, and the Barclays Capital U.S. 1–3 Year Credit Bond Index thereafter. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available online at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

3

During the periods shown in the bar chart, the highest return for a calendar quarter was 6.80% (quarter ended September 30, 2009), and the lowest return for a quarter was –4.76% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Income Fund	12.08%	3.58%	4.66%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Income Composite Index	11.70	4.36	4.77

4

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Tax Information

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the prospectus of the insurance company that offers your annuity program.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

5

Vanguard LifeStrategy Conservative Growth Fund

Investment Objective

The Fund seeks to provide current income and low to moderate capital appreciation.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.24%
Total Annual Fund Operating Expenses[1]	0.24%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

6

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company for the annuity program through which Fund shares are offered.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund’s assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Bond Market II Index Fund	30%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Short-Term Investment-Grade Fund	20%
•	Vanguard Total Stock Market Index Fund	20%
•	Vanguard Total International Stock Index Fund	5%

The Fund’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid-and small-cap U.S. stocks and foreign stocks.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund’s overall level of risk should be low to moderate.

• With a target allocation of approximately 60% of its assets in bonds and short-term fixed income investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will

7

fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• With a target allocation of approximately 40% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Conservative Growth Composite Index line in the table was derived by applying the Fund‘s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; for bonds, the Barclays Capital U.S. Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through August 31, 2003, and the Barclays Capital U.S. 1–3 Year

8

Credit Bond Index thereafter. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available online at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 9.58% (quarter ended September 30, 2009), and the lowest return for a quarter was –9.98% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Conservative Growth Fund	17.06%	3.10%	3.64%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17
MSCI US Broad Market Index	28.76	1.05	—
Conservative Growth Composite Index	16.51	3.81	3.65

9

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Tax Information

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the prospectus of the insurance company that offers your annuity program.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

10

Vanguard LifeStrategy Moderate Growth Fund

Investment Objective

The Fund seeks to provide capital appreciation and a low to moderate level of current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

11

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company for the annuity program through which Fund shares are offered.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund’s assets to common stocks and 40% to bonds. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Stock Market Index Fund	35%
•	Vanguard Total Bond Market II Index Fund	30%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Total International Stock Index Fund	10%

The Fund’s indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

12

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund’s overall level of risk should be moderate.

• With a target allocation of approximately 60% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• With a target allocation of approximately 40% of its assets in bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, , category, or group of companies will cause the Fund’s actively managed underlying Fund—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

13

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Moderate Growth Composite Index line in the table is derived by applying the Fund’s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available online at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.23% (quarter ended June 30, 2003), and the lowest return for a quarter was –14.19% (quarter ended December 31, 2008).

14

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Moderate Growth Fund	20.33%	2.60%	2.71%
Comparative Indexes
(reflect no deduction for fees or expenses)
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17
MSCI US Broad Market Index	28.76	1.05	—
Moderate Growth Composite Index	20.04	3.20	2.89

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Tax Information

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the prospectus of the insurance company that offers your annuity program.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

15

Vanguard LifeStrategy Growth Fund

Investment Objective

The Fund seeks to provide capital appreciation and some current income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.23%
Total Annual Fund Operating Expenses[1]	0.23%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$293

16

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company for the annuity program through which Fund shares are offered.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Primary Investment Strategies

The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund’s assets to common stocks and 20% to bonds. The percentages of the Fund’s assets allocated to each of the underlying funds are:

•	Vanguard Total Stock Market Index Fund	50%
•	Vanguard Asset Allocation Fund	25%
•	Vanguard Total International Stock Index Fund	15%
•	Vanguard Total Bond Market II Index Fund	10%

The Fund’s indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund’s overall level of risk should be moderate to high.

• With a target allocation of approximately 80% of its assets in stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of

17

a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• With a target allocation of approximately 20% of its assets in bonds, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, , category, or group of companies will cause the Fund’s actively managed underlying Fund—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/ bond index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. The Growth Composite Index line in the table was derived by applying the Fund’s target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market Index

18

thereafter; for international stocks, the MSCI EAFE + Emerging Markets Index; and for bonds, the Barclays Capital U.S. Aggregate Bond Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available online at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

During the periods shown in the bar chart, the highest return for a calendar quarter was 15.71% (quarter ended June 30, 2009), and the lowest return for a quarter was –19.45% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard LifeStrategy Growth Fund	24.99%	1.81%	1.39%
Comparative Indexes
(reflect no deduction for fees or expenses)
Dow Jones U.S. Total Stock Market Index	29.35%	1.09%	–0.17%
MSCI US Broad Market Index	28.76	1.05	—
Growth Composite Index	24.76	2.43	1.55

19

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor, but benefit from the investment advisory services provided to the underlying funds in which they invest. The investment advisors to the underyling funds are The Vanguard Group, Inc. and Mellon Capital Management Corporation.

Portfolio Managers

The LifeStrategy Funds do not employ portfolio managers. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying fund.

Tax Information

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the prospectus of the insurance company that offers your annuity program.

Financial Intermediary Compensation

The Fund does not pay financial intermediaries for sales of Fund shares or related services.

20

Investing in Vanguard LifeStrategy Funds

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a “fund of funds.”

The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor’s risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

More on the Funds

This prospectus describes the primary risks you would face as an investor in these funds. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a contract owner, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

21

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As “funds of funds,” the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds a limited number of underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.

Plain Talk About ‘Fund of Funds’

The term ‘fund of funds’ is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

Asset Allocation Framework

Asset allocation—that is, dividing your investment among stocks, bonds, and short-term investments—is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four preset asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

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Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund’s asset mix can fluctuate within a prescribed range. The table that follows illustrates the long-term expected average asset allocation and the potential allocation ranges for each Fund:

Long-Term Expected Average Asset Allocation			Short-Term
			Fixed Income
	Stocks	Bonds	Investments[1]
LifeStrategy Income Fund	20%	60%	20%
LifeStrategy Conservative Growth Fund	40%	40%	20%
LifeStrategy Moderate Growth Fund	60%	40%	0%
LifeStrategy Growth Fund	80%	20%	0%

Potential Asset Allocation Range			Short-Term
			Fixed Income
	Stocks	Bonds	Investments[1]
LifeStrategy Income Fund	5%–30%	50%–75%	20%–45%
LifeStrategy Conservative Growth Fund	25%–50%	30%–55%	20%–45%
LifeStrategy Moderate Growth Fund	45%–70%	30%–55%	0%–25%
LifeStrategy Growth Fund	65%–90%	10%–35%	0%–25%
1”Short-term fixed income investments” consist of the bonds held by Vanguard Short-Term Investment-Grade Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the
LifeStrategy Funds invest.

Market Exposure

Each LifeStrategy Fund invests in a different combination or proportion of a limited number of Vanguard funds, choosing from among two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Vanguard LifeStrategy Fund is diversified in terms of both asset class and investment style.

LifeStrategy Income Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

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LifeStrategy Conservative Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

LifeStrategy Moderate Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

LifeStrategy Growth Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Stocks

By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (other than the LifeStrategy Income Fund) also invests in foreign stocks.

Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

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U.S. Stock Market Returns
(1926–2009)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	10.1	10.7	11.3

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2009. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.1%, average returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.

Through their investments in one underlying fund (the Asset Allocation Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the MSCI US Broad Market Index, which measures the investment return of the overall stock market.

Keep in mind that a portion of the market value of the MSCI US Broad Market Index (approximately 22% as of October 31, 2009) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2009, the stocks in the underlying domestic equity funds had asset-weighted median market capitalizations exceeding $33 billion. The stocks in the

25

underlying international equity funds had asset-weighted median market capitalizations exceeding $29 billion.

By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign securities, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as
U.S. companies, and their stocks may not be as liquid as those of similar U.S.
firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the
United States. These factors, among others, could negatively affect the returns
U.S. investors receive from foreign investments.

Bonds

By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.

Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

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How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Funds in particular.

Changes in interest rates can affect bond income as well as bond prices.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

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Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market II Index Fund.

Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund’s return.

The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for LifeStrategy Funds should be low.

To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.

Short-Term Fixed Income Investments

By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade fixed income securities.

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Each Fund is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Investment-Grade Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.

Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, income risk to the Funds is very low.

Security Selection

Each Fund seeks to achieve its objective by investing in fixed percentages of a limited number of underlying Vanguard funds. The following table shows the long-term expected average percentages for each Fund.

		LifeStrategy Fund
		Conservative	Moderate
Underlying Vanguard Fund	Income	Growth	Growth	Growth
Total Stock Market Index	5%	20%	35%	50%
Total International Stock Index	—	5	10	15
Total Bond Market II Index	50	30	30	10
Short-Term Investment-Grade	20	20	—	—
Asset Allocation	25	25	25	25
Total	100%	100%	100%	100%

The Vanguard LifeStrategy Funds’ board of trustees allocates each Fund’s assets among the underlying funds based on the Fund’s investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds’ investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.

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The following paragraphs briefly describe the underlying Vanguard funds in which the Funds invest.

• Vanguard Total Stock Market Index Fund seeks to track the performance of the MSCI® US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund typically holds 1,200–1,300 stocks in its target index (covering nearly 95% of the Index’s total market capitalization) and a representative sample of the remaining stocks.

• Vanguard Total International Stock Index Fund seeks to track the performance of the MSCI EAFE + Emerging Markets Index, an index designed to measure the performance of stocks of companies located in Europe, the Pacific region, and emerging markets countries. The Index includes approximately 1,700 stocks of companies located in 43 countries.

• Vanguard Total Bond Market II Index Fund seeks to track the performance of the Barclays Capital U.S. Aggregate Float Adjusted Index by investing in a representative sample of bonds included in the Index. The Barclays Capital U.S. Aggregate Float Adjusted Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The Fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.

• Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. The Fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

• Vanguard Asset Allocation Fund allocates its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds, which usually mature in 10 to 30 years), and money market instruments in proportions consistent with the advisor’s evaluation of their expected returns and risks. These proportions are changed from time to time as risk-adjusted return expectations shift. The Fund may invest up to 100% of its assets in any one of the three asset classes.

Through their limited investments in actively managed underlying funds, each LifeStrategy Fund is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause an underlying fund—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

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Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

Each Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequest-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

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• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although each Fund normally seeks to invest for the long term, they may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Funds and Vanguard

Each Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising. Vanguard also provides marketing services to the funds.

According to an agreement applicable to the LifeStrategy Funds and Vanguard, the Funds’ direct expenses will be offset by a reimbursement from Vanguard for (1) the Funds’ contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operation.

The Funds’ trustees believe that the reimbursements should be sufficient to offset most, if not all, of the direct expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero direct expense ratio. Since their inceptions, the Funds, in fact, have incurred no direct net expenses. Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds’ shareholders indirectly bear the expenses of the underlying Vanguard funds.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds’ board of trustees decides how to allocate each Fund’s assets among the underlying funds. The following chart lists the investment advisor employed by each underlying fund. For additional information on the investment advisors, please refer to each underlying fund’s prospectus.

Underlying Fund	Investment Advisor
Vanguard Total Stock Market Index Fund	The Vanguard Group, Inc.
Vanguard Total International Stock Index Fund	The Vanguard Group, Inc.
Vanguard Total Bond Market II Index Fund	The Vanguard Group, Inc.
Vanguard Short-Term Investment-Grade Fund	The Vanguard Group, Inc.
Vanguard Asset Allocation Fund	Mellon Capital Management Corporation

The following chart briefly describes each investment advisor:

Firm	Background
The Vanguard Group, Inc.	Based in Valley Forge, Pennsylvania
Began operations in 1975
Manages approximately $1 trillion in assets
Mellon Capital Management Corporation	Based in San Francisco, California
Founded in 1983
Manages approximately $179 billion in assets

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Taxes

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

Each Fund’s NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of the mutual fund shares held by a Fund are based on the NAVs of the shares. The values of any ETF shares held by a Fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Each Fund’s NAV is used to determine the annuity’s unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

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Financial Highlights

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with each Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for each Fund are net of the Fund’s operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of a Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2009 with a net asset value (price) of $12.13 per share. During the year, the Fund earned $0.44 per share from investment income (interest and dividends) and $1.081 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.451 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $13.20, reflecting earnings of $1.521 per share and distributions of $0.451 per share. This was an increase of $1.07 per share (from $12.13 at the beginning of the year to $13.20 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 12.83% for the year.

As of October 31, 2009, the Fund had approximately $1.8 billion in net assets. For the year, its net investment income amounted to 3.55% of its average net assets. The Fund sold and replaced securities valued at 27% of its net assets.

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LifeStrategy Income Fund

			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$12.13	$14.44	$13.97	$13.38	$13.39
Investment Operations
Net Investment Income	.440	.555	.570	.530	.470
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.081	(2.266)	.538	.580	(.020)
Total from Investment Operations	1.521	(1.711)	1.108	1.110	.450
Distributions
Dividends from Net Investment Income	(.451)	(.570)	(.570)	(.520)	(.460)
Distributions from Realized Capital Gains	—	(.029)	(.068)	—	—
Total Distributions	(.451)	(.599)	(.638)	(.520)	(.460)
Net Asset Value, End of Period	$13.20	$12.13	$14.44	$13.97	$13.38
Total Return	12.83% –12.29%		8.14%	8.49%	3.39%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,784	$1,642	$1,885	$1,666	$1,752
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	3.55%	4.00%	4.07%	3.85%	3.47%
Turnover Rate	27%	22%	8%	14%	6%
1 The acquired fund fees and expenses were 0.23%.

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LifeStrategy Conservative Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.46	$17.61	$16.43	$15.24	$14.83
Investment Operations
Net Investment Income	.439	.568	.580	.500	.440
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.359	(4.116)	1.170	1.180	.410
Total from Investment Operations	1.798	(3.548)	1.750	1.680	.850
Distributions
Dividends from Net Investment Income	(.448)	(.592)	(.570)	(.490)	(.440)
Distributions from Realized Capital Gains	—	(.010)	—	—	—
Total Distributions	(.448)	(.602)	(.570)	(.490)	(.440)
Net Asset Value, End of Period	$14.81	$13.46	$17.61	$16.43	$15.24
Total Return	13.72% –20.71%		10.84%	11.23%	5.77%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,487	$4,843	$7,044	$5,326	$4,079
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	3.23%	3.52%	3.40%	3.21%	2.95%
Turnover Rate	29%	22%	10%	4%	7%
1 The acquired fund fees and expenses were 0.24%.

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LifeStrategy Moderate Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.56	$22.21	$20.09	$18.09	$17.17
Investment Operations
Net Investment Income	.450	.607	.580	.510	.470
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.632	(6.606)	2.100	1.990	.890
Total from Investment Operations	2.082	(5.999)	2.680	2.500	1.360
Distributions
Dividends from Net Investment Income	(.482)	(.627)	(.560)	(.500)	(.440)
Distributions from Realized Capital Gains	—	(.024)	—	—	—
Total Distributions	(.482)	(.651)	(.560)	(.500)	(.440)
Net Asset Value, End of Period	$17.16	$15.56	$22.21	$20.09	$18.09
Total Return[1]	13.82%	–27.69%	13.55%	14.09%	7.97%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,626	$7,408	$11,272	$9,463	$7,778
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	2.89%	2.98%	2.81%	2.70%	2.61%
Turnover Rate	25%	18%	7%	8%	8%
1 The acquired fund fees and expenses were 0.23%.

38

LifeStrategy Growth Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$16.86	$26.56	$23.32	$20.37	$18.84
Investment Operations
Net Investment Income	.423	.571	.540	.450	.420
Capital Gain Distributions Received	—	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	1.818	(9.690)	3.220	2.950	1.510
Total from Investment Operations	2.241	(9.119)	3.760	3.400	1.930
Distributions
Dividends from Net Investment Income	(.441)	(.581)	(.520)	(.450)	(.400)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.441)	(.581)	(.520)	(.450)	(.400)
Net Asset Value, End of Period	$18.66	$16.86	$26.56	$23.32	$20.37
Total Return	13.74% –34.98%		16.32%	16.94%	10.30%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,621	$6,267	$10,372	$8,422	$6,605
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	2.57%	2.47%	2.15%	2.07%	2.09%
Turnover Rate	12%	10%	4%	3%	4%
1 The acquired fund fees and expenses were 0.23%.

39

General Information

Each Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in a Fund might at some time be in conflict. The Fund‘s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from a Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

A Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC.

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of a Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most instances, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund‘s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

40

When insurance companies establish omnibus accounts in the Fund for the benefit of their clients, we cannot monitor the trading activity of the individual clients. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious activity, we will seek the assistance of the insurance company to investigate the trading activity and take appropriate action. If necessary, Vanguard may prohibit additional purchases of Fund shares by an insurance company, including for the benefit of certain of the insurance company’s clients. Also, insurance companies may apply frequent-trading policies that differ from one another.

Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

41

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, or closed-end investment company whose shares are owned by another mutual fund, business development company, or closed-end investment company.

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Float-Adjusted Index. An index that weights its constituent securities based on the value of the constituent securities that are available for public trading, rather than the value of all constituent securities. Some portion of an issuer’s securities may be unavailable for public trading because, for example, those securities are owned by company insiders on a restricted basis or by a government agency. By excluding unavailable securities, float-adjusted indexes can produce a more accurate picture of the returns actually experienced by investors in the measured market.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

42

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Funds’ Investment Company Act file numbers: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

P088A 022010

Vanguard STAR® Fund
Prospectus

February 26, 2010

Investor Shares
Vanguard STAR Fund (VGSTX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2009.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	27
More on the Fund	7	Purchasing Shares	27
The Fund and Vanguard	17	Redeeming Shares	30
Investment Advisor	18	Exchanging Shares	33
Dividends, Capital Gains, and Taxes	22	Frequent-Trading Limits	33
Share Price	24	Other Rules You Should Know	35
Financial Highlights	25	Fund and Account Updates	39
		Contacting Vanguard	41
		Additional Information	42
		Glossary of Investment Terms	43

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.37%
Total Annual Fund Operating Expenses[1]	0.37%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

Portfolio Turnover

The Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Primary Investment Strategies

As a “fund of funds,” the STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through the underlying funds, the STAR Fund owns a diversified mix of stocks and bonds. The Fund’s stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund’s bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond and short-term investment holdings may counteract some of the volatility experienced by the Fund’s stock holdings. The Fund’s balanced portfolio, in the long run, should result in less investment risk—but a lower investment return—than that of a fund investing exclusively in common stocks.

• With 60% to 70% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that

2

the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• With its remaining assets allocated to bonds and short-term investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and composite stock/bond benchmarks. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. The

3

STAR Composite Index weightings were 62.5% Dow Jones U.S. Total Stock Market Index, 25% Barclays Capital U.S. Aggregate Bond Index, and 12.5% Citigroup 3-Month U.S. Treasury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Composite Index, 25% Barclays Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Barclays Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index thereafter. The STAR Composite Average weightings were 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.55% (quarter ended June 30, 2009), and the lowest return for a quarter was –12.40% (quarter ended December 31, 2008).

4

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard STAR Fund
Return Before Taxes	24.85%	3.64%	5.11%
Return After Taxes on Distributions	23.92	2.42	3.63
Return After Taxes on Distributions and Sale of Fund Shares	16.33	2.62	3.67
Comparative Benchmarks
(reflect no deduction for fees, expenses, or taxes)
MSCI US Broad Market Index	28.76%	1.05%	—%
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33
MSCI EAFE Index	31.78	3.54	1.17
STAR Composite Index	21.74	3.13	2.63
STAR Composite Average	25.45	2.27	2.26

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

5

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Duane F. Kelly, Principal of Vanguard. He has managed the STAR Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website at www.vanguard.com, by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Investor Shares
To open and maintain an account	$1,000
To add to an existing account	$100 by check, exchange, wire, or electronic
bank transfer (other than Automatic Investment
Plan, which has no established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares. A sale or exchange of Fund shares is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may also be subject to state and local income taxes.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

6

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As a “fund of funds,” the STAR Fund achieves its investment objective by investing in other Vanguard mutual funds. Because the STAR Fund holds only a limited number of underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, the STAR Fund indirectly owns a diversified portfolio of stocks and bonds.

Plain Talk About Balanced Funds

Balanced funds are generally “middle-of-the-road” investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.

7

Market Exposure

Stocks

Through eight underlying Vanguard funds, the STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital appreciation and some income. The underlying stock funds are described later in this section under “Security Selection.”

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2009)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	10.1	10.7	11.3

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2009. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.1%, average returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended

8

December 31, 2009, the stocks of the underlying domestic equity funds had an asset-weighted median market capitalization exceeding $32 billion. The stocks in the underlying international equity funds had an asset-weighted median market capitalization exceeding $42 billion.

By owning shares of the underlying stock funds, the STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Through its investments in two underlying Vanguard funds that invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Bonds and Short-Term Fixed Income Investments

Through two underlying Vanguard funds, the STAR Fund indirectly invests 20% to 30% of its assets in long-term investment-grade corporate bonds and intermediate-term GNMA mortgage-backed securities. Through these investments, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in the section under “Security Selection.”

Through one underlying Vanguard fund, the STAR Fund indirectly invests 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility. The underlying short-term bond fund is described later in this section under “Security Selection.”

9

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds;
the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds;
and mortgage holders issue “mortgage-backed” pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

10

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund’s return.

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Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example, Moody‘s or
Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor.
The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations.
All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.

The Fund is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

The underlying short-term bond fund is subject to a high level of income risk. However, because the STAR Fund does not invest heavily in short-term investments, income risk to the Fund will be low.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

The Fund’s bond and short-term investment holdings help to reduce—but not eliminate—the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund’s balanced portfolio, in the long run, should result in less investment risk—but a lower investment return—than that of a fund investing exclusively in common stocks.

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Security Selection

The STAR Fund is a “fund of funds,” which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.

The trustees of the Fund allocate its assets among the three asset classes (stocks, bonds, and short-term investments) through the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. Although these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund’s holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

Plain Talk About ‘Fund of Funds’

The term ‘fund of funds’ is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors’ judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.

Stocks

As of October 31, 2009, the STAR Fund invested in the following stock funds, in approximately the percentages indicated:

•	VanguardWindsor™ II Fund	16.3%
•	Vanguard Windsor Fund	8.6%
•	Vanguard Morgan™ Growth Fund	6.8%
•	Vanguard PRIMECAP Fund	6.8%
•	Vanguard U.S. Growth Fund	6.8%
•	Vanguard International Growth Fund	6.2%
•	Vanguard International Value Fund	6.2%
•	Vanguard Explorer™ Fund	4.1%

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Vanguard International Value Fund, Vanguard Windsor Fund, and Vanguard Windsor II Fund are value-oriented stock funds, chosen primarily for their potential for long-term capital appreciation, as well as for their secondary objective of providing some dividend income.

• Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund’s advisors to be undervalued. The fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America.

• Vanguard Windsor Fund and Vanguard Windsor II Fund invest mainly in large- and mid-capitalization companies whose stocks are considered by the funds’ advisors to be undervalued. These stocks typically have lower-than-average prices in relation to such measures as earnings and book value and higher-than-average dividend yields.

Vanguard Explorer Fund, Vanguard International Growth Fund, Vanguard Morgan Growth Fund, Vanguard PRIMECAP Fund, and Vanguard U.S. Growth Fund are growth-oriented stock funds. These funds are held by the STAR Fund primarily to provide long-term capital appreciation. They work in different ways to achieve this goal.

• Vanguard Explorer Fund invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the fund’s advisors to have superior growth potential. These companies often provide little or no dividend income.

• Vanguard International Growth Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the fund’s advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential.

• Vanguard Morgan Growth Fund invests mainly in the stocks of mid- and large-capitalization U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market.

• Vanguard PRIMECAP Fund invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The fund’s portfolio consists predominantly of large- and mid-capitalization stocks.

• Vanguard U.S. Growth Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

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Bonds

As of October 31, 2009, the STAR Fund invested in the following bond funds, in approximately the percentages indicated:

• Vanguard Long-Term Investment-Grade Fund 12.8%

• Vanguard GNMA Fund 12.7%

Both bond funds seek to provide a high level of current income and to preserve investors’ principal. They work toward this goal, however, in different ways.

• Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the fund’s assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund’s dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, and it will normally fall within an intermediate-term range (3 to 10 years).

• Vanguard Long-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

Short-Term Fixed Income Investments

To satisfy its policy of allocating 10% to 20% of assets to short-term investments, the STAR Fund invested approximately 12.7% of its assets in Vanguard Short-Term Investment-Grade Fund as of October 31, 2009.

• Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Fund is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is generally managed without regard to tax ramifications.

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Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. In addition, the STAR Fund may invest, to a limited extent, in stock and bond futures, which are types of derivatives. The Fund will use futures both to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation and to allow the Fund to remain fully invested in accordance with its investment strategies. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund and the underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each underlying fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective, which in turn may prevent the STAR Fund from achieving its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

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Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the

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expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising. Vanguard also provides marketing services to the funds.

According to an agreement applicable to the STAR Fund and Vanguard, the Fund’s direct expenses will be offset by a reimbursement from Vanguard for (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation.

The Fund’s trustees believe that the reimbursements should be sufficient to offset most, if not all, of the direct expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero direct expense ratio. Since its inception, the Fund, in fact, has incurred no direct net expenses. Although the STAR Fund is not expected to incur any net expenses directly, the Fund’s shareholders indirectly bear the expenses of the underlying Vanguard funds.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group for the limited purpose of investing the Fund’s cash in futures. As of October 31, 2009, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

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Vanguard’s Quantitative Equity Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Fund is:

Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Fund since 2009. Education: B.S., LaSalle University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

The Fund’s board of trustees decides how to allocate its assets among the underlying funds, which employ multiple advisors. None of these advisors performs investment management services for the STAR Fund; as such, the advisors for the underyling funds are not paid management fees by the STAR Fund. These advisors are, however, paid management fees by the underlying funds.

The following chart lists the investment advisors employed by each underlying fund. For additional information on the investment advisors, please refer to each underlying fund’s prospectus.

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Underlying Fund	Investment Advisor

Vanguard Explorer Fund	Granahan Investment Management, Inc.
Wellington Management Company, LLP
AXA Rosenberg Investment Management LLC
Kalmar Investment Advisers
Century Capital Management, LLC
Chartwell Investment Partners, L.P.
The Vanguard Group, Inc.
Vanguard International Growth Fund	Schroder Investment Management North America Inc.
Baillie Gifford Overseas Ltd.
M&G Investment Management Limited
Vanguard International Value Fund	AllianceBernstein L.P.
Edinburgh Partners Limited
Hansberger Global Investors, Inc.
Lazard Asset Management LLC
Vanguard Morgan Growth Fund	Wellington Management Company, LLP
Frontier Capital Management Co., LLC
Jennison Associates LLC
Kalmar Investment Advisers
The Vanguard Group, Inc.
Vanguard PRIMECAP Fund	PRIMECAP Management Company
Vanguard U.S. Growth Fund	AllianceBernstein L.P.
William Blair & Company, L.L.C.
Vanguard Windsor Fund	Wellington Management Company, LLP
AllianceBernstein L.P.
Vanguard Windsor II Fund	Barrow, Hanley, Mewhinney & Strauss, Inc.
Lazard Asset Management LLC
Hotchkis and Wiley Capital Management, LLC
Armstrong Shaw Associates Inc.
The Vanguard Group, Inc.
Vanguard GNMA Fund	Wellington Management Company, LLP
Vanguard Long-Term Investment-Grade Fund	Wellington Management Company, LLP
Vanguard Short-Term Investment-Grade Fund	The Vanguard Group, Inc.

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The chart below briefly describes each investment advisor:

Firm	Background

AllianceBernstein L.P.	Based in New York, New York
Founded in 1968
Manages approximately $498 billion in assets
Armstrong Shaw Associates Inc.	Based in New Canaan, Connecticut
Founded in 1984
Manages approximately $3.5 billion in assets
AXA Rosenberg Investment Management LLC	Based in Orinda, California
Founded in 1985
Manages approximately $76.2 billion in assets
Baillie Gifford Overseas Ltd.	Based in Edinburgh, Scotland
Founded in 1983
Manages approximately $84.7 billion in assets
Barrow, Hanley, Mewhinney & Strauss, Inc.	Based in Dallas, Texas
Founded in 1979
Manages approximately $53.4 billion in assets
Century Capital Management, LLC	Based in Boston, MassachusettsFounded in
1928Manages approximately $1.6 billion in
assets
Chartwell Investment Partners, L.P.	Based in Berwyn, Pennsylvania
Founded in 1997
Manages approximately $4.6 billion in assets
Edinburgh Partners Limited	Based in Edinburgh, ScotlandFounded in
2003Manages approximately $10 billion in
assets
Frontier Capital Management Co., LLC	Based in Boston, MassachusettsFounded in
1980Manages approximately $6.3 billion in
assets
Granahan Investment Management, Inc.	Based in Waltham, Massachusetts
Founded in 1985
Manages approximately $2.7 billion in assets
Hansberger Global Investors, Inc.	Based in Fort Lauderdale, Florida
Founded in 1994
Manages approximately $7.2 billion in assets
Hotchkis and Wiley Capital Management, LLC	Based in Los Angeles, California
Founded in 1980
Manages approximately $14.6 billion in assets
Jennison Associates LLC	Based in New York, New York
Founded in 1969
Manages approximately $85.5 billion in assets

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Firm	Background

Kalmar Investment Advisers	Based in Wilmington, Delaware
Founded in 1996
Manages approximately $3.1 billion in assets
Lazard Asset Management LLC	Based in New York, New York
Founded in 1970
Manages approximately $108 billion in assets
M&G Investment Management Limited	Based in London, England
Founded in 1931
Manages approximately $147 billion in assets
PRIMECAP Management Company	Based in Pasadena, California
Founded in 1983
Manages approximately $58.4 billion in assets
Schroder Investment Management North America Inc. Based in London, England
Founded in 1979
Manages approximately $222 billion in assets
Wellington Management Company, LLP	Based in Boston, Massachusetts
Founded in 1928
Manages approximately $507 billion in assets
William Blair & Company, L.L.C.	Based in Chicago, IllinoisFounded in
1935Manages approximately $35.5 billion in
assets
The Vanguard Group, Inc.	Based in Valley Forge, Pennsylvania
Began operations in 1975
Manages approximately $1.2 trillion in assets

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed semiannually in June and December; capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

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Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About ‘Buying a Dividend’

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

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General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

  Provide us with your correct taxpayer identification number;
  Certify that the taxpayer identification number is correct; and
  Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review “Non-U.S. investors.” Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

The Fund’s NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of the mutual fund shares held by the Fund are based on the NAVs of the shares. The values of any ETF shares held by the Fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Vanguard fund share prices are published daily on our website at www.vanguard.com/prices.

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Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2009 with a net asset value (price) of $15.33 per share. During the year, the Fund earned $0.516 per share from investment income, $0.142 per share in capital gains distributions, and $2.15 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.178 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $16.96, reflecting earnings of $2.808 per share and distributions of $1.178 per share. This was an increase of $1.63 per share (from $15.33 at the beginning of the year to $16.96 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 19.74% for the year.

As of October 31, 2009, the Fund had approximately $12.1 billion in net assets.
For the year, its net investment income amounted to 3.35% of its average net assets. The Fund sold and replaced securities valued at 21% of its net assets.

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Vanguard STAR Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.33	$22.80	$21.04	$19.14	$17.92
Investment Operations
Net Investment Income	.516	.600	.626	.533	.460
Capital Gain Distributions Received	.142	.967	.669	.378	.010
Net Realized and Unrealized Gain (Loss)
on Investments	2.150	(7.578)	1.392	1.554	1.190
Total from Investment Operations	2.808	(6.011)	2.687	2.465	1.660
Distributions
Dividends from Net Investment Income	(.552)	(.634)	(.600)	(.510)	(.440)
Distributions from Realized Capital Gains	(.626)	(.825)	(.327)	(.055)	—
Total Distributions	(1.178)	(1.459)	(.927)	(.565)	(.440)
Net Asset Value, End of Period	$16.96	$15.33	$22.80	$21.04	$19.14
Total Return[1]	19.74% –27.94%		13.14%	13.13%	9.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,076	$10,428	$15,210	$13,522	$11,547
Ratio of Total Expenses to Average Net Assets	0%[2]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	3.35%	3.00%	2.85%	2.64%	2.44%
Turnover Rate	21%	24%	8%	9%	6%
1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.
2 The Acquired Fund fees and expenses were 0.37%.

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Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. $1,000.

Add to an existing account. $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange (the purchase of shares of one Vanguard fund using the proceeds of a simultaneous redemption of shares of another Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

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How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (Vanguard—56).

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange or wire into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market

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mutual fund one business day to convert check proceeds into federal funds, the trade date will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

For purchases by electronic bank transfer not using an Automatic Investment Plan: If the purchase request is received by Vanguard on a business day before 10 p.m., Eastern time, the trade date generally will be the next business day. If the purchase request is received on a business day after 10 p.m., Eastern time, or on a nonbusiness day, the trade date will be the second business day following the day Vanguard receives the request.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

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Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares and request an exchange (using the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund) through our website at www.vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares. See

Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard’s balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of Vanguard.com), by telephone, or by mail.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date.

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Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from bond funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

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If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may use your proceeds to purchase new shares of the Fund in which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed or exchanged until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be a 15-day restriction on your ability to request redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address.

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However, this generally requires the written consent of all registered account owners and may require a signature guarantee. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of Vanguard.com), by telephone, or by mail. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.

Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to the frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the policy applies to exchanges made online or by phone.

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The frequent-trading policy does not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are not mail transactions and are subject to the policy.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading policy does not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by mail to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy.)

* The following Vanguard fund accounts are subject to the frequent-trading policy: SEP-IRAs, SIMPLE IRAs, certain Section 403(b)(7) accounts, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

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Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one prospectus and/or report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Vanguard.com

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

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Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To conduct account transactions through Vanguard’s automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions include:

• The fund name and account number.

• The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signatures of all registered owners.

• Signature guarantees, if required for the type of transaction. (Call Vanguard for specific signature-guarantee requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions.

Vanguard reserves the right, without notice, to revise the requirements for good order.

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Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares and Redeeming Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances

If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See

Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limits—Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

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Account Service Fee

For most shareholders, Vanguard charges a $20 account service fee on all fund accounts that have a balance below $10,000 for any reason, including market fluctuation. The account service fee applies to both retirement and nonretirement fund accounts and will be assessed on fund accounts in all Vanguard funds, regardless of a fund’s minimum investment amount. The fee, which will be collected by redeeming fund shares in the amount of $20, will be deducted from a fund account only once per calendar year.

If you register on Vanguard.com and elect to receive electronic delivery of statements, reports, and other materials for all of your fund accounts, the account service fee for balances below $10,000 will not be charged, so long as that election remains in effect.

The account service fee also does not apply to the following:

• Money market sweep accounts owned in connection with a Vanguard Brokerage Services® account.

• Accounts held through intermediaries.

• Accounts held by Voyager, Voyager Select, and Flagship members. Membership is based on total household assets held at Vanguard, with a minimum of $100,000 to qualify for Vanguard Voyager Services®, $500,000 for Vanguard Voyager Select Services®, and $1 million for Vanguard Flagship Services®. Vanguard determines membership by aggregating assets of all eligible accounts held by the investor and immediate family members who reside at the same address. Aggregate assets include investments in Vanguard mutual funds, Vanguard ETFs®, annuities through Vanguard, the Vanguard 529 Plan, certain small-business accounts, and employer-sponsored retirement plans for which Vanguard provides recordkeeping services.

• Participant accounts in employer-sponsored defined contribution plans.* Please consult your enrollment materials for the rules that apply to your account.

• Section 529 college savings plans.

* The following Vanguard fund accounts have alternative fee structures: SIMPLE IRAs, certain Section 403(b)(7) accounts, Vanguard Retirement Investment Program pooled plans, and Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

Low-Balance Accounts

The Fund reserves the right to liquidate a fund account whose balance falls below the minimum initial investment for any reason, including market fluctuation. This policy applies to nonretirement fund accounts and accounts that are held through intermediaries.

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Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we provide to you by mail or online. It is important that you contact Vanguard immediately with any questions you

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may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Statements

For most accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of Vanguard.com can view these statements online.

Average-Cost Review Statements

For most taxable accounts, an average-cost review statement will accompany the annual Form 1099-B. This statement shows the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) comprehensive reports about Vanguard STAR Fund twice a year, in June and December. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund, as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	For exchange transactions (subject to limitations)
Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP) For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Business hours only: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Business hours only: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Business hours only: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

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Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Suitable	Newspaper	Vanguard	CUSIP
	Date	for IRAs	Abbreviation	Fund Number	Number
STAR Fund	3/29/1985	Yes	STAR	56	921909107

CFA® is a trademark owned by CFA Institute.

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Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, or closed-end investment company whose shares are owned by another mutual fund, business development company, or closed-end investment company.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

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Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard STAR Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group

Investor Information Department P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-662-7447 (SHIP)

Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department Telephone: 800-662-2739 (CREW)

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

P056 022010

Vanguard STAR® Fund
Prospectus

February 26, 2010

Investor Shares for Participants
Vanguard STAR Fund (VGSTX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2009.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	23
More on the Fund	6	Investing With Vanguard	26
The Fund and Vanguard	17	Accessing Fund Information by Computer	29
Investment Advisor	18	Glossary of Investment Terms	30
Dividends, Capital Gains, and Taxes	22
Share Price	23

Fund Summary

Investment Objective

The Fund seeks to provide long-term capital appreciation and income.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	None
12b-1 Distribution Fee	None
Other Expenses	None
Acquired Fund Fees and Expenses	0.37%
Total Annual Fund Operating Expenses[1]	0.37%
1 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

Example

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the Acquired Funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses the Fund and its underlying funds remain the same. The results apply whether or you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$38	$119	$208	$468

Portfolio Turnover

The Fund may pay transaction costs, such as purchase fees, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Primary Investment Strategies

As a “fund of funds,” the STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through the underlying funds, the STAR Fund owns a diversified mix of stocks and bonds. The Fund’s stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund’s bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities.

Primary Risks

The Fund is subject to the risks associated with the stock and bond markets, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund’s bond and short-term investment holdings may counteract some of the volatility experienced by the Fund’s stock holdings. The Fund’s balanced portfolio, in the long run, should result in less investment risk—but a lower investment return—than that of a fund investing exclusively in common stocks.

• With 60% to 70% of its assets allocated to stocks, the Fund is proportionately subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that

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the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries.

• With its remaining assets allocated to bonds and short-term investments, the Fund is proportionately subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund’s return; and income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the underlying fund’s income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

• The Fund is also subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and composite stock/bond benchmarks. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at www.vanguard.com/ performance or by calling Vanguard toll-free at 800-662-7447.

Effective April 1, 2009, the Dow Jones Wilshire 5000 Composite Index was rebranded to the Dow Jones U.S. Total Stock Market Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. The

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STAR Composite Index weightings were 62.5% Dow Jones U.S. Total Stock Market Index, 25% Barclays Capital U.S. Aggregate Bond Index, and 12.5% Citigroup 3-Month U.S. Treasury Bill Index through December 31, 2002; 50% Dow Jones Wilshire 5000 Composite Index, 25% Barclays Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital 1–5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US Broad Market Index, 25% Barclays Capital U.S. Aggregate Bond Index, 12.5% Barclays Capital U.S. 1–5 Year Credit Bond Index, and 12.5% MSCI EAFE Index thereafter. The STAR Composite Average weightings were 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1–5 year investment-grade fund, and 12.5% average international fund thereafter.

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.55% (quarter ended June 30, 2009), and the lowest return for a quarter was –12.40% (quarter ended December 31, 2008).

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Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard STAR Fund	24.85%	3.64%	5.11%
Comparative Benchmarks
(reflect no deduction for fees or expenses)
MSCI US Broad Market Index	28.76%	1.05%	—%
Dow Jones U.S. Total Stock Market Index	29.35	1.09	–0.17
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33
MSCI EAFE Index	31.78	3.54	1.17
STAR Composite Index	21.74	3.13	2.63
STAR Composite Average	25.45	2.27	2.26

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Duane F. Kelly, Principal of Vanguard. He has managed the STAR Fund since 2009.

Tax Information

The Fund’s distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

5

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version—for investors who would like to open a personal investment account—can be obtained by calling Vanguard at 800-662-7447.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As a “fund of funds,” the STAR Fund achieves its investment objective by investing in other Vanguard mutual funds. Because the STAR Fund holds only a limited number of underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, the STAR Fund indirectly owns a diversified portfolio of stocks and bonds.

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Plain Talk About Balanced Funds

Balanced funds are generally “middle-of-the-road” investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.

Market Exposure

Stocks

Through eight underlying Vanguard funds, the STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital appreciation and some income. The underlying stock funds are described later in this section under “Security Selection.”

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2009)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.8	10.1	10.7	11.3

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2009. You can see, for example, that although the average return on common stocks for all of the 5-year periods was 10.1%, average returns for individual 5-year periods ranged

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from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2009, the stocks of the underlying domestic equity funds had an asset-weighted median market capitalization exceeding $32 billion. The stocks in the underlying international equity funds had an asset-weighted median market capitalization exceeding $42 billion.

By owning shares of the underlying stock funds, the STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than—and at times have performed quite differently from—large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Through its investments in two underlying Vanguard funds that invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Bonds and Short-Term Fixed Income Investments

Through two underlying Vanguard funds, the STAR Fund indirectly invests 20% to 30% of its assets in long-term investment-grade corporate bonds and intermediate-term GNMA mortgage-backed securities. Through these investments, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in the section under “Security Selection.”

8

Through one underlying Vanguard fund, the STAR Fund indirectly invests 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility. The underlying short-term bond fund is described later in this section under “Security Selection.”

Plain Talk About Types of Bonds

Bonds are issued (sold) by many sources: Corporations issue corporate bonds;
the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds;
and mortgage holders issue “mortgage-backed” pass-through certificates. Each issuer is responsible for paying back the bond’s initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the U.S. government.

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.

9

How Interest Rate Changes Affect the Value of a $1,000 Bond[1]
	After a 1%	After a 1%	After a 2%	After a 2%
Type of Bond (Maturity)	Increase	Decrease	Increase	Decrease
Short-Term (2.5 years)	$977	$1,024	$954	$1,049
Intermediate-Term (10 years)	922	1,086	851	1,180
Long-Term (20 years)	874	1,150	769	1,328
1 Assuming a 4% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

Plain Talk About Bonds and Interest Rates

As a rule, when interest rates rise, bond prices fall. The opposite is also true:
Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let’s assume that you hold a bond offering a 5%
yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid—you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5%
bond for more than you paid.

How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities—such as GNMAs—as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk—the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.

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Plain Talk About Bond Maturities

A bond is issued with a specific maturity date—the date when the issuer must pay back the bond’s principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond’s maturity, the more price risk you, as a bond investor, face as interest rates rise—but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income.
Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund’s return.

Plain Talk About Credit Quality

A bond’s credit-quality rating is an assessment of the issuer’s ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the nationally recognized statistical rating organizations (for example, Moody‘s or
Standard & Poor‘s) or through independent analysis conducted by a fund’s advisor.
The lower the rating, the greater the chance—in the rating agency’s or advisor’s opinion—that the bond issuer will default, or fail to meet its payment obligations.
All things being equal, the lower a bond’s credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor’s analysis.

The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.

The Fund is subject to income risk, which is the chance that an underlying fund’s income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

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The underlying short-term bond fund is subject to a high level of income risk. However, because the STAR Fund does not invest heavily in short-term investments, income risk to the Fund will be low.

The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the underlying fund’s income. For mortgage-backed securities, this risk is known as prepayment risk.

The Fund’s bond and short-term investment holdings help to reduce—but not eliminate—the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund’s balanced portfolio, in the long run, should result in less investment risk—but a lower investment return—than that of a fund investing exclusively in common stocks.

Security Selection

The STAR Fund is a “fund of funds,” which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.

The trustees of the Fund allocate its assets among the three asset classes (stocks, bonds, and short-term investments) through the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. Although these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund’s holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.

Plain Talk About ‘Fund of Funds’

The term ‘fund of funds’ is used to describe a mutual fund that pursues its objective by investing in other mutual funds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.

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The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors’ judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.

Stocks

As of October 31, 2009, the STAR Fund invested in the following stock funds, in approximately the percentages indicated:

•	VanguardWindsor™ II Fund	16.3%
•	Vanguard Windsor Fund	8.6%
•	Vanguard Morgan™ Growth Fund	6.8%
•	Vanguard PRIMECAP Fund	6.8%
•	Vanguard U.S. Growth Fund	6.8%
•	Vanguard International Growth Fund	6.2%
•	Vanguard International Value Fund	6.2%
•	Vanguard Explorer™ Fund	4.1%

Vanguard International Value Fund, Vanguard Windsor Fund, and Vanguard Windsor II Fund are value-oriented stock funds, chosen primarily for their potential for long-term capital appreciation, as well as for their secondary objective of providing some dividend income.

• Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund’s advisors to be undervalued. The fund invests in large-, mid-, and small-capitalization companies and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America.

• Vanguard Windsor Fund and Vanguard Windsor II Fund invest mainly in large- and mid-capitalization companies whose stocks are considered by the funds’ advisors to be undervalued. These stocks typically have lower-than-average prices in relation to such measures as earnings and book value and higher-than-average dividend yields.

Vanguard Explorer Fund, Vanguard International Growth Fund, Vanguard Morgan Growth Fund, Vanguard PRIMECAP Fund, and Vanguard U.S. Growth Fund are growth-oriented stock funds. These funds are held by the STAR Fund primarily to provide long-term capital appreciation. They work in different ways to achieve this goal.

• Vanguard Explorer Fund invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the fund’s advisors to have superior growth potential. These companies often provide little or no dividend income.

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• Vanguard International Growth Fund invests predominantly in the stocks of companies located outside the United States. In selecting stocks, the fund’s advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential.

• Vanguard Morgan Growth Fund invests mainly in the stocks of mid- and large-capitalization U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market.

• Vanguard PRIMECAP Fund invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The fund’s portfolio consists predominantly of large- and mid-capitalization stocks.

• Vanguard U.S. Growth Fund invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

Bonds

As of October 31, 2009, the STAR Fund invested in the following bond funds, in approximately the percentages indicated:

• Vanguard Long-Term Investment-Grade Fund 12.8%

• Vanguard GNMA Fund 12.7%

Both bond funds seek to provide a high level of current income and to preserve investors’ principal. They work toward this goal, however, in different ways.

• Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the fund’s assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund’s dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, and it will normally fall within an intermediate-term range (3 to 10 years).

• Vanguard Long-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

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Short-Term Fixed Income Investments

To satisfy its policy of allocating 10% to 20% of assets to short-term investments, the STAR Fund invested approximately 12.7% of its assets in Vanguard Short-Term Investment-Grade Fund as of October 31, 2009.

• Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

The Fund is subject to manager risk, which is the chance that poor security selection or focus on securities in a particular sector, category, or group of companies will cause one or more of the Fund’s actively managed underlying funds—and, thus, the Fund itself—to underperform relevant benchmarks or other funds with a similar investment objective.

The Fund is generally managed without regard to tax ramifications.

Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. In addition, the STAR Fund may invest, to a limited extent, in stock and bond futures, which are types of derivatives. The Fund will use futures both to facilitate the periodic rebalancing of the Fund’s portfolio to maintain its target asset allocation and to allow the Fund to remain fully invested in accordance with its investment strategies. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the funds to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund and the underlying funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

Each underlying fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In

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doing so, the underlying fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective, which in turn may prevent the STAR Fund from achieving its investment objective.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant has exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

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Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, it may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising. Vanguard also provides marketing services to the funds.

According to an agreement applicable to the STAR Fund and Vanguard, the Fund’s direct expenses will be offset by a reimbursement from Vanguard for (1) the Fund’s contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund’s operation.

The Fund’s trustees believe that the reimbursements should be sufficient to offset most, if not all, of the direct expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero direct expense ratio. Since its inception, the Fund, in fact, has incurred no direct net expenses. Although the STAR Fund is not expected to incur any net expenses directly, the Fund’s shareholders indirectly bear the expenses of the underlying Vanguard funds.

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Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group for the limited purpose of investing the Fund’s cash in futures. As of October 31, 2009, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

Vanguard’s Quantitative Equity Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

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Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Fund is:

Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has managed the Fund since 2009. Education: B.S., LaSalle University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

The Fund’s board of trustees decides how to allocate its assets among the underlying funds, which employ multiple advisors. None of these advisors performs investment management services for the STAR Fund; as such, the advisors for the underyling funds are not paid management fees by the STAR Fund. These advisors are, however, paid management fees by the underlying funds.

The following chart lists the investment advisors employed by each underlying fund. For additional information on the investment advisors, please refer to each underlying fund’s prospectus.

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Underlying Fund	Investment Advisor

Vanguard Explorer Fund	Granahan Investment Management, Inc.
Wellington Management Company, LLP
AXA Rosenberg Investment Management LLC
Kalmar Investment Advisers
Century Capital Management, LLC
Chartwell Investment Partners, L.P.
The Vanguard Group, Inc.
Vanguard International Growth Fund	Schroder Investment Management North America Inc.
Baillie Gifford Overseas Ltd.
M&G Investment Management Limited
Vanguard International Value Fund	AllianceBernstein L.P.
Edinburgh Partners Limited
Hansberger Global Investors, Inc.
Lazard Asset Management LLC
Vanguard Morgan Growth Fund	Wellington Management Company, LLP
Frontier Capital Management Co., LLC
Jennison Associates LLC
Kalmar Investment Advisers
The Vanguard Group, Inc.
Vanguard PRIMECAP Fund	PRIMECAP Management Company
Vanguard U.S. Growth Fund	AllianceBernstein L.P.
William Blair & Company, L.L.C.
Vanguard Windsor Fund	Wellington Management Company, LLP
AllianceBernstein L.P.
Vanguard Windsor II Fund	Barrow, Hanley, Mewhinney & Strauss, Inc.
Lazard Asset Management LLC
Hotchkis and Wiley Capital Management, LLC
Armstrong Shaw Associates Inc.
The Vanguard Group, Inc.
Vanguard GNMA Fund	Wellington Management Company, LLP
Vanguard Long-Term Investment-Grade Fund	Wellington Management Company, LLP
Vanguard Short-Term Investment-Grade Fund	The Vanguard Group, Inc.

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The chart below briefly describes each investment advisor:

Firm	Background

AllianceBernstein L.P.	Based in New York, New York
Founded in 1968
Manages approximately $498 billion in assets
Armstrong Shaw Associates Inc.	Based in New Canaan, Connecticut
Founded in 1984
Manages approximately $3.5 billion in assets
AXA Rosenberg Investment Management LLC	Based in Orinda, California
Founded in 1985
Manages approximately $76.2 billion in assets
Baillie Gifford Overseas Ltd.	Based in Edinburgh, Scotland
Founded in 1983
Manages approximately $84.7 billion in assets
Barrow, Hanley, Mewhinney & Strauss, Inc.	Based in Dallas, Texas
Founded in 1979
Manages approximately $53.4 billion in assets
Century Capital Management, LLC	Based in Boston, MassachusettsFounded in
1928Manages approximately $1.6 billion in
assets
Chartwell Investment Partners, L.P.	Based in Berwyn, Pennsylvania
Founded in 1997
Manages approximately $4.6 billion in assets
Edinburgh Partners Limited	Based in Edinburgh, ScotlandFounded in
2003Manages approximately $10 billion in
assets
Frontier Capital Management Co., LLC	Based in Boston, MassachusettsFounded in
1980Manages approximately $6.3 billion in
assets
Granahan Investment Management, Inc.	Based in Waltham, Massachusetts
Founded in 1985
Manages approximately $2.7 billion in assets
Hansberger Global Investors, Inc.	Based in Fort Lauderdale, Florida
Founded in 1994
Manages approximately $7.2 billion in assets
Hotchkis and Wiley Capital Management, LLC	Based in Los Angeles, California
Founded in 1980
Manages approximately $14.6 billion in assets
Jennison Associates LLC	Based in New York, New York
Founded in 1969
Manages approximately $85.5 billion in assets

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Firm	Background

Kalmar Investment Advisers	Based in Wilmington, Delaware
Founded in 1996
Manages approximately $3.1 billion in assets
Lazard Asset Management LLC	Based in New York, New York
Founded in 1970
Manages approximately $108 billion in assets
M&G Investment Management Limited	Based in London, England
Founded in 1931
Manages approximately $147 billion in assets
PRIMECAP Management Company	Based in Pasadena, California
Founded in 1983
Manages approximately $58.4 billion in assets
Schroder Investment Management North America Inc.	Based in London, England
Founded in 1979
Manages approximately $222 billion in assets
Wellington Management Company, LLP	Based in Boston, Massachusetts
Founded in 1928
Manages approximately $507 billion in assets
William Blair & Company, L.L.C.	Based in Chicago, IllinoisFounded in
1935Manages approximately $35.5 billion in
assets
The Vanguard Group, Inc.	Based in Valley Forge, Pennsylvania
Began operations in 1975
Manages approximately $1.2 trillion in assets

Dividends, Capital Gains, and Taxes

The Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed semiannually in June and December; capital gains distributions generally occur annually in December.

Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan’s Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

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Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

The Fund’s NAV is calculated based upon the values of the underlying mutual funds in which the Fund invests. The values of the mutual fund shares held by the Fund are based on the NAVs of the shares. The values of any ETF shares held by the Fund are based on the market value of the shares. The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Vanguard fund share prices are published daily on our website at www.vanguard.com/prices.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

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Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2009 with a net asset value (price) of $15.33 per share. During the year, the Fund earned $0.516 per share from investment income, $0.142 per share in capital gains distributions, and $2.15 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $1.178 per share in the form of dividend and capital gains distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $16.96, reflecting earnings of $2.808 per share and distributions of $1.178 per share. This was an increase of $1.63 per share (from $15.33 at the beginning of the year to $16.96 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 19.74% for the year.

As of October 31, 2009, the Fund had approximately $12.1 billion in net assets.
For the year, its net investment income amounted to 3.35% of its average net assets. The Fund sold and replaced securities valued at 21% of its net assets.

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Vanguard STAR Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$15.33	$22.80	$21.04	$19.14	$17.92
Investment Operations
Net Investment Income	.516	.600	.626	.533	.460
Capital Gain Distributions Received	.142	.967	.669	.378	.010
Net Realized and Unrealized Gain (Loss)
on Investments	2.150	(7.578)	1.392	1.554	1.190
Total from Investment Operations	2.808	(6.011)	2.687	2.465	1.660
Distributions
Dividends from Net Investment Income	(.552)	(.634)	(.600)	(.510)	(.440)
Distributions from Realized Capital Gains	(.626)	(.825)	(.327)	(.055)	—
Total Distributions	(1.178)	(1.459)	(.927)	(.565)	(.440)
Net Asset Value, End of Period	$16.96	$15.33	$22.80	$21.04	$19.14
Total Return	19.74% –27.94%		13.14%	13.13%	9.33%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12,076	$10,428	$15,210	$13,522	$11,547
Ratio of Total Expenses to Average Net Assets	0%[1]	0%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	3.35%	3.00%	2.85%	2.64%	2.44%
Turnover Rate	21%	24%	8%	9%	6%
1 The Acquired Fund fees and expenses were 0.37%.

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Investing With Vanguard

The Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

• If you have any questions about the Fund or Vanguard, including those about the Fund’s investment objective, strategies, or risks, contact Vanguard Participant Services, toll-free, at 800-523-1188.

• If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

• Be sure to carefully read each topic that pertains to your transactions with Vanguard.

Vanguard reserves the right to change its policies without notice to shareholders.

Investment Options and Allocations

Your plan’s specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions

Transaction requests (e.g., a contribution, exchange, or redemption) must be in good order. Good order means that Vanguard has determined that (1) your transaction request includes complete information and (2) appropriate assets are already in your account or new assets have been received.

Your transaction will then be based on the next-determined NAV of the Fund. If your transaction request was received in good order before the close of regular trading on the New York Stock Exchange (NYSE) (generally 4 p.m., Eastern time), you will receive that day’s NAV and trade date. NAVs are calculated only on days the NYSE is open for trading.

If your transaction involves one or more investments with an early cut-off time for processing or other trading restriction, your entire transaction will be subject to the restriction when the trade date for your transaction is determined.

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Frequent Trading

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds and short-term bond funds), you must wait 60 days before exchanging back into the fund. This policy applies, regardless of the dollar amount. Please note that the 60-day clock restarts after every exchange out of the fund.

The frequent-trading policy does not apply to the following: exchange requests submitted by mail to Vanguard (exchange requests submitted by fax, if otherwise permitted, are not mail requests and are subject to the policy); exchanges of shares purchased with participant payroll or employer contributions or loan repayments; exchanges of shares purchased with reinvested dividend or capital gains distributions; distributions, loans, and in-service withdrawals from a plan; redemptions of shares as part of a plan termination or at the direction of the plan; redemptions of shares to pay fund or account fees; share or asset transfers or rollovers; reregistrations of shares within the same fund; conversions of shares from one share class to another in the same fund; and automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

• Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

• Be sure to read the Fund’s prospectus. Contact Vanguard Participant Services, toll-free, at 800-523-1188 for a copy.

• Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan’s recordkeeper will establish accounts in Vanguard funds for the benefit of its clients. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the

27

intermediary’s clients. Intermediaries also may monitor participants’ trading activity with respect to Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

No cancellations. Vanguard will not accept your request to cancel any transaction request once processing has begun. Please be careful when placing a transaction request

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Uncashed Checks

Vanguard will not pay interest on uncashed checks.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

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Additional Information
		Newspaper	Vanguard	CUSIP
	Inception Date	Abbreviation	Fund Number	Number
STAR Fund	3/29/1985	STAR	56	921909107

Accessing Fund Information by Computer

Vanguard on the World Wide Web www.vanguard.com

Use your personal computer to visit Vanguard’s education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

CFA® is a trademark owned by CFA Institute.

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Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, or closed-end investment company whose shares are owned by another mutual fund, business development company, or closed-end investment company.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and generally to make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Duration. A measure of the sensitivity of bond—and bond fund—prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond’s price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.

Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

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Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund’s advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered “investment-grade.” Other debt securities may be considered by an advisor to be investment-grade.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

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Institutional Division
P.O. Box 2900
Valley Forge, PA 19482-2900

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard STAR Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group Participant Services P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 800-523-1188

Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

I056 022010

Vanguard Total International Stock Index Fund
Prospectus

February 26, 2010

Investor Shares
Vanguard Total International Stock Index Fund Investor Shares (VGTSX)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2009.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Financial Highlights	16
Investing in Index Funds	5	General Information	18
More on the Fund	6	Glossary of Investment Terms	20
The Fund and Vanguard	12
Investment Advisor	13
Taxes	14
Share Price	14

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Europe, the Pacific region, and emerging markets countries.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Expenses	0.26%
12b-1 Distribution Fee	None
Other Expenses	0.06%
Total Annual Fund Operating Expenses[1]	0.32%

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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1 Year	3 Years	5 Years	10 Years
$33	$103	$180	$406

This example does not include fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the “Fee Table” section of the accompanying prospectus of the insurance company for the annuity program through which Fund shares are offered.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Primary Investment Strategies

The Fund employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® EAFE® + Emerging Markets Index, an index designed to measure the performance of stocks of companies located in Europe, the Pacific region, and emerging markets countries. The Index includes approximately 1,700 stocks of companies located in 43 countries. As of October 31, 2009, the largest markets covered in the Index were the United Kingdom, Japan, France, Australia, Germany, and Switzerland (which made up approximately 16%, 16%, 8%, 6%, 6%, and 6%, respectively, of the Index’s market capitalization). The Fund invests substantially all of its assets in the common stocks included in its target index, while employing a form of sampling to reduce risk.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

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• Country/regional risk, which is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area. Significant investments in Japan and the United Kingdom (U.K) subject the Index and the Fund to proportionately higher exposure to Japanese and U.K. country risk. Country/regional risk is especially high in emerging markets.

• Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Currency risk is especially high in emerging markets.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund’s target index and other comparative indexes. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund’s returns, the returns would be lower. The Spliced MSCI EAFE + Emerging Markets Index (the Spliced Index) consists of the Total International Composite Index (the Composite Index) through August 31, 2006, and the MSCI EAFE + Emerging Markets Index (the MSCI Index) thereafter. Each of the Spliced, Composite, and MSCI Indexes is an asset-weighted blend of the stocks in the MSCI Europe Index, the MSCI Pacific Index, and the MSCI Emerging Markets Index. MSCI EAFE + Emerging Markets Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Keep in mind that the Fund’s past performance does not indicate how the Fund will perform in the future Updated performance information is available on our website at www.vanguard.com/ performance or by calling Vanguard toll-free at 800-662-7447.

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During the periods shown in the bar chart, the highest return for a calendar quarter was 27.26% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.03% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2009
	1 Year	5 Years	10 Years
Vanguard Total International Stock Index Fund	36.73%	5.26%	2.29%
Comparative Indexes
(reflect no deduction for fees or expenses)
MSCI EAFE + Emerging Markets Index	40.44%	5.51%	—%
Spliced MSCI EAFE + Emerging Markets Index	40.40	5.40	2.40
Total International Composite Index	40.42	5.43	2.39

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

Duane F. Kelly, Principal of Vanguard. He has co-managed the Fund since 2008.

Michael Perre, Principal of Vanguard. He has co-managed the Fund since 2008.

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Tax Information

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Financial Intermediary Compensation

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares or related services.

Investing in Index Funds

What Is Indexing?

Indexing is an investment strategy for tracking the performance of a specified market benchmark, or “index.” An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets—such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments—such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror the performance of the target index, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:

• Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.

• Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

• Low cost. Index funds are inexpensive to run compared with actively managed funds. They have low or no research costs and typically keep trading activity—and thus brokerage commissions and other transaction costs—to a minimum.

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More on the Fund

This prospectus describes the primary risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version—for investors who would like to open a personal investment account—can be obtained by calling Vanguard at 800-662-7447.

A Note About Investing in the Fund

The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund‘s income annuity accounts’ performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund’s investment objective is not fundamental and may be changed without a shareholder vote. Under normal

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circumstances, the Fund will invest at least 80% of its assets in stocks. The Fund’s 80% investment policy may be changed only upon 60 days’ notice to shareholders.

Market Exposure

The Total International Stock Index Fund invests substantially all of its assets in the stocks included in the MSCI EAFE + Emerging Markets Index.

Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as
U.S. companies, and their stocks may not be as liquid as those of similar U.S.
firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the
United States. These factors, among others, could negatively affect the returns
U.S. investors receive from foreign investments.

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions. In addition, the Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the MSCI EAFE Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

International Stock Market Returns
(1970–2009)
	1 Year	5 Years	10 Years	20 Years
Best	69.4%	36.1%	22.0%	15.5%
Worst	–43.4	–2.9	0.8	3.1
Average	11.9	10.7	10.9	11.5

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The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2009. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets—as well as for the U.S. market for comparison—from 2000 through 2009, as measured by their respective indexes.

Returns for Various Stock Markets[1]
	European	Pacific	Emerging	U.S.
	Market[2]	Market[2]	Markets[2]	Market
2000	–8.39%	–25.78%	–30.61%	–9.10%
2001	–19.90	–25.40	–2.62	–11.89
2002	–18.38	–9.29	–6.17	–22.10
2003	38.54	38.48	55.82	28.68
2004	20.88	18.98	25.55	10.88
2005	9.42	22.64	34.00	4.91
2006	33.72	12.20	32.17	15.79
2007	13.86	5.30	39.39	5.49
2008	–46.42	–36.42	–53.33	–37.00
2009	35.83	24.18	78.51	26.46
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific
Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor‘s 500 Index.
2 Index returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.

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The Fund is subject to country/regional risk and currency risk. Country/regional risk is the chance that world events—such as political upheaval, financial troubles, or natural disasters—will adversely affect the value of securities issued by companies in foreign countries or regions. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, including emerging markets, its performance may be hurt disproportionately by the poor performance of its investments in that area. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. Country/regional risk and currency risk are especially high in emerging markets.

Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).

The Fund invests substantially all of its assets in the stocks held in the MSCI EAFE + Emerging Markets Index. As of October 31, 2009, the Fund’s assets were invested as follows: 51.9% in the European region; 25.5% in the Pacific region; and 22.6% in Emerging Markets. As of October 31, 2009, the Fund had an asset-weighted median market capitalization of $30.2 billion.

Security Selection

The Fund uses a form of the sampling method of indexing, with the advisor seeking to reduce risk for the Fund by determining whether or not to invest in certain securities based on the analysis of several factors.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Index.

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The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets in one country, but represent shares of issuers domiciled in another country. Generally, the Fund will hold depositary receipts only when the advisor believes that the Fund would benefit from holding the depositary receipt, rather than the underlying component security. The Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or if government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund’s portfolio.

Other Investment Policies and Risks

The Fund may make other kinds of investments to achieve its objectives. The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, all of which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

The Fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country’s currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, would not prevent the Fund’s securities from falling in value during foreign market downswings. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

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Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when doing so is believed to be in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond the normal limits in derivatives or ETFs that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. Vanguard ETF® Shares are not subject to the frequent-trading policies. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund’s operation or performance or because of a history of frequent trading by the investor.

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• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. Generally, index-oriented funds sell securities only in response to redemption requests or changes in the composition of a target index. Because of this, the turnover rate for the Fund has been very low. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for international stock funds was approximately 89%, as reported by Morningstar, Inc., on October 31, 2009.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders.

The Fund and Vanguard

The Fund is a member of The Vanguard Group, a family of 37 investment companies with more than 160 funds holding assets of approximately $1.2 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.

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Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (other than a fund of funds) or each share class of the fund (in the case of a fund with multiple share classes) pays its allocated share of The Vanguard Group’s marketing costs.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the Fund through its Quantitative Equity Group. As of October 31, 2009, Vanguard served as advisor for approximately $1 trillion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

For the fiscal year ended October 31, 2009, the advisory expenses represented an effective annual rate of 0.01% of the Fund’s average net assets.

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended April 30.

Vanguard’s Quantitative Equity Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Quantitative Equity and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

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Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Quantitative Equity Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Quantitative Equity Group. He has managed investment portfolios since 1987 and has been with Vanguard since January 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The managers primarily responsible for the day-to-day management of the Fund are:

Duane F. Kelly, Principal of Vanguard. He has been with Vanguard since 1989; has managed investment portfolios since 1992; and has co-managed the Fund since 2008. Education: B.S., LaSalle University.

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has co-managed the Fund since 2008. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Taxes

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. The NAV per share is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

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Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

The Fund’s NAV is used to determine the annuity’s unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

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Financial Highlights

The following financial highlights table is intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund’s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at www.vanguard.com or by contacting Vanguard by telephone or mail.

Yields and total returns presented for the Fund are net of the Fund’s operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2009 with a net asset value (price) of $10.97 per share.
During the year, the Fund earned $0.544 per share from investment income
(interest and dividends) and $2.801 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.325 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $13.99, reflecting earnings of $3.345 per share and distributions of $0.325 per share. This was an increase of $3.02 per share (from $10.97 at the beginning of the year to $13.99 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 31.41% for the year.

As of October 31, 2009, the Fund had approximately $24.3 billion in net assets.
For the year, the Fund’s total operating expenses represented 0.32% ($3.20 per
$1,000 of net assets), and the net investment income amounted to 4.73% of its average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

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Total International Stock Index Fund
			Year Ended October 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$10.97	$21.89	$16.90	$13.49	$11.48
Investment Operations
Net Investment Income	.544[1]	.540[2]	.412	.294	.255
Net Realized and Unrealized Gain (Loss)
on Investments	2.801	(10.938)	4.980	3.410	2.010
Total from Investment Operations	3.345	(10.398)	5.392	3.704	2.265
Distributions
Dividends from Net Investment Income	(.325)	(.522)	(.402)	(.294)	(.255)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.325)	(.522)	(.402)	(.294)	(.255)
Net Asset Value, End of Period	$13.99	$10.97	$21.89	$16.90	$13.49
Total Return[3]	31.41%	–48.57%	32.47%	27.84%	19.91%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,329	$17,152	$29,725	$18,200	$11,331
Ratio of Total Expenses to Average Net Assets[4]	0.27%	0.03%	0%	0%	0%
Ratio of Net Investment Income to Average
Net Assets	4.73%[1]	3.07%	1.93%	1.71%	1.76%
Turnover Rate	12%[5]	15%[5]	2%	2%	3%
1 Net investment income per share and the ratio of net investment income to average net assets include $0.249 and 2.06%, respectively, of annual dividends received from Vanguard mutual funds in December 2008. From August 2008 through
February 2009, the Fund invested in a combination of Vanguard mutual funds and common stocks. Effective in March 2009, the Fund’s equity investments are solely in common stocks.
2 Calculated based on average shares outstanding.
3 Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than two months.
4 The acquired fund fees and expenses were 0.05%, 0.25%, 0.27%, 0.32%, and 0.31%. Including the acquired fund fees and expenses, total operating expenses were 0.32%, 0.28%, 0.27%, 0.32%, and 0.31%.
5 Excludes the value of securities received and mutual fund shares delivered in connection with a change in the Fund’s investment policy to invest directly in individual stocks and reduce the Fund’s investment in Vanguard mutual funds.

17

General Information

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund‘s board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund’s shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund’s shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC.

The exchange privilege (your ability to purchase shares of a fund using the proceeds from the simultaneous redemption of shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker’s authorized designee, accepts the order in accordance with the Fund’s instructions. In most instances, for these categories of investors, a contract owner’s properly transmitted order will be priced at the Fund‘s next-determined NAV after the order is accepted by the authorized broker or the broker’s designee. The contract owner should review the authorized broker’s policies relating to trading in the Vanguard funds.

18

When insurance companies establish omnibus accounts in the Fund for the benefit of their clients, we cannot monitor the trading activity of the individual clients. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious activity, we will seek the assistance of the insurance company to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of Fund shares by an insurance company, including for the benefit of certain of the insurance company’s clients. Also, insurance companies may apply frequent-trading policies that differ from one another.

Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.

We generally post on our website at www.vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

CFA® is a trademark owned by CFA Institute. The Fund or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds.

19

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. The percentage of a fund’s average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses—such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses—and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index”; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

20

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

For More Information

If you would like more information about Vanguard Total International Stock Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

Vanguard Annuity and Insurance Services P.O. Box 2600 Valley Forge, PA 19482-2600 Telephone: 800-522-5555

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-3919

© 2010 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

P113A 022010

PART B

VANGUARD® STAR® FUNDS

STATEMENT OF ADDITIONAL INFORMATION

February 26, 2010

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds‘ current prospectuses (dated February 26, 2010). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds‘ financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies and Nonfundamental Policies	B-4
Share Price	B-28
Purchase and Redemption of Shares	B-28
Management of the Funds	B-29
Investment Advisory Services	B-42
Portfolio Transactions	B-43
Proxy Voting Guidelines	B-45
Financial Statements	B-50

DESCRIPTION OF THE TRUST

Vanguard STAR Funds (the Trust) currently offers the following funds (and share classes thereof):

Share Classes[1]
Fund[2]	Investor	Institutional
Vanguard Developed Markets Index Fund	VDMIX	VIDMX
Vanguard LifeStrategy® Conservative Growth Fund	VSCGX	—
Vanguard LifeStrategy Growth Fund	VASGX	—
Vanguard LifeStrategy Income Fund	VASIX	—
Vanguard LifeStrategy Moderate Growth Fund	VSMGX	—
Vanguard STAR Fund	VGSTX	—
Vanguard Total International Stock Index Fund	VGTSX	—
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Throughout this document, any references to “class” apply only to the extent a Fund issues multiple classes.

Organization

The Trust was organized as a Pennsylvania business trust in 1983 and was reorganized as a Delaware statutory trust in June 1998. The Trust is registered with the United States Securities and Exhange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act). The STAR and LifeStrategy Funds are registered as open-end, nondiversified management investment companies. The Developed Markets Index and Total International Stock Index Funds are registered as open-end diversified management investment companies.

Service Providers

Custodians. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the Developed Markets Index Fund); U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109 (for the STAR Fund); and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Fund‘s Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if: (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. Vanguard Developed Markets Index Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements. There are no conversion rights associated with the other Funds.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Funds

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

The Developed Markets Index and Total International Stock Index Funds may invest in passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of a PFIC will be deemed ordinary income regardless of how long the Fund held it. Also, the Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, whether or not they are distributed to shareholders. To avoid such tax and interest, the Fund may elect to treat PFICs as sold on the last day of the Fund’s fiscal year, mark-to-market these securities, and recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. Distributions from the Fund that are attributable to PFICs are characterized as ordinary income.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of: (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Industry Concentration. For the Vanguard LifeStrategy Funds and Vanguard STAR Fund: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.

For Vanguard Developed Markets Index Fund and Vanguard Total International Stock Index Fund: Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Investment Objective. The investment objectives of the LifeStrategy Conservative Growth Fund, LifeStrategy Growth Fund, LifeStrategy Income Fund, LifeStrategy Moderate Growth Fund, and STAR Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate, or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies set forth above is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act, if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

None of these policies prevents the Developed Markets Index and Total International Stock Index Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements. See “Management of the Funds” for more information.

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described below and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Asset-Backed Securities. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements, and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund’s ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund’s ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Debt Securities. A debt security, sometimes called a fixed income security, is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Debt Securities — Inflation-Indexed Securities. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation—a general rise in prices of goods and services—erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

Debt Securities — Non-Investment-Grade Securities. Non-investment-grade securities, also referred to as “high-yield securities” or “junk bonds,” are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody’s Investors Service, Inc.) or are determined to be of comparable quality by the fund’s advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Non-investment-

grade securities generally provide greater income and opportunity for capital appreciation than higher quality securities, but they also typically entail greater price volatility and principal and income risk.

Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund’s advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk-bond status because of financial difficulties experienced by their issuers.

The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk-bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Except as otherwise provided in a fund’s prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.

Debt Securities — Structured and Indexed Securities. Structured securities (also called “structured notes”) and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Debt Securities — U.S. Government Securities. The term “U.S. Government Securities” refers to a variety of debt securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities that have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.

U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Deposit Insurance Corporation, Federal Home Loan Banks, and the Federal National Mortgage Association.

Debt Securities — Variable and Floating Rate Securities. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

Debt Securities — Zero-Coupon and Pay-in-Kind Securities. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. Although these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year. Each fund that holds such securities intends to pass along such interest as a component of the fund’s distributions of net investment income.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value that is based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF * Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities — Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities — Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security”, as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described above under the heading “Borrowing.”

Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Hybrid Instrument. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund’s investment in hybrids, these risks may cause significant fluctuations in the fund’s net asset value.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds’ investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

Loan Interests and Direct Debt Instruments. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Corporate loans and other forms of direct corporate indebtedness in which a fund may invest generally are made to finance internal growth, mergers, acquisitions, stock repurchases, refinancing of existing debt, leveraged buy-outs, and other corporate activities. A significant portion of the corporate indebtedness purchased by a fund may represent interests in loans or debt made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. Another portion may also represent loans incurred in restructuring or “work-out” scenarios, including super-priority debtor-in-possession facilities in bankruptcy and acquisition of assets out of bankruptcy. Loans in restructuring or “work-out” scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any such transactions, whether acquisition financing or restructuring, may make such loans especially vulnerable to adverse or unusual economic or market conditions.

Loans and other forms of direct indebtedness generally are subject to restrictions on transfer, and only limited opportunities may exist to sell them in secondary markets. As a result, a fund may be unable to sell loans and other forms of direct indebtedness at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair value.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A fund’s investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the “issuer” of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the fund’s investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Mortgage Dollar Rolls. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities that are “substantially identical.” To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” Mortgage dollar rolls will be used only if consistent with a fund’s investment objective and strategies and will not be used to leverage a fund’s assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.

Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities, and collateralized mortgage obligations.

Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions, and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property, and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by nongovernment issuers, such as commercial banks, savings and loan associations, and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the U.S. government. GNMA, the principal U.S. guarantor of these securities, is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the U.S. government. Issuers include FNMA and FHLMC, which are congressionally chartered corporations. In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. A fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund’s ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Mortgage-Backed Securities — Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Mortgage-Backed Securities — Hybrid ARMs. A hybrid adjustable-rate mortgage (hybrid ARM) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a 5/1 ARM refers to a mortgage with a 5-year fixed interest rate period, followed by a 1-year interest rate adjustment period. During the initial interest period (i.e., the initial five years for a 5/1 hybrid ARM), hybrid ARMs behave more like fixed income securities and are subject to the risks associated with fixed income securities. All hybrid ARMs have reset dates. A reset date is the date when a hybrid ARM changes from a fixed interest rate to a floating interest rate. At the reset date, a hybrid ARM can adjust by a maximum specified amount based on a margin over an identified index. Like ARMBSs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay.

Therefore, if during a floating rate period interest rates rise above the interest rate limits of the hybrid ARM, a fund holding the hybrid ARM does not benefit from further increases in interest rates.

Mortgage-Backed Securities — Collateralized Mortgage Obligations. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.

In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds, and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Mortgage-Backed Securities — Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield to maturity on an IO class are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.

Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a fund’s limitations on investment in illiquid securities.

Municipal Bonds. Municipal Bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities). Typically, the interest payable on Municipal Bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities – Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of “Debt Securities – Variable and Floating Rate Securities”).

Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal Bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the higher of the credit rating of the insurer, based on its claims-paying ability, or the credit rating of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal securities also include a variety of structures geared towards accommodating municipal-issuer short-term cash-flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

Although most Municipal Bonds are exempt from federal income tax, some are not. Taxable Municipal Bonds include Build America Bonds (BABs); the borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free Municipal Bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government were to issue a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury Department would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs will cease on December 31, 2010, unless the relevant provisions of ARRA are extended by Congress. In the event that the BAB program is not extended, the BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program would be eligible for federal payment or tax credit. In addition to BABs, the Fund may invest in other Municipal Bonds that pay taxable interest.

The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.

The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc., Standard & Poor’s, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon, and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of a fund’s investment management staff to appraise independently the fundamental quality of bonds held by the fund.

Municipal Bonds — Risks. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of a Fund to achieve its respective investment objective. In that event, the fund’s trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s Municipal Bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.

Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Call risk is generally high for long-term bonds.

Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (10% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Tax Matters — Federal Tax Treatment of Futures Contracts. A fund is required for federal income tax purposes to recognize, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

Tax Matters — Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.

Tax Matters — Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund.

Tax Matters — Market Discount. The price of a bond purchased after its original issuance may reflect market discount that, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940

Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day after the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share for the Developed Markets Index Fund is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. NAV per share for the LifeStrategy Funds, STAR Fund, and Total International Stock Index Fund is computed by dividing the total assets, minus liabilities, of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

The Exchange typically observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day (Washington’s Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Redemption of Shares

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

There is no charge for share redemptions from the Vanguard LifeStrategy Funds and the STAR Fund. For the Developed Markets Index and Total International Stock Index Funds, a redemption fee of 2% of the value of shares redeemed will be deducted from the redemption proceeds if shares are redeemed within two months of purchase. The fee is withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by a Fund.

All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account.

After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

Information regarding the application of redemption fees is described more fully in the Funds‘ prospectuses.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund’s NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

The Funds are part of the Vanguard group of investment companies, which consists of more than 160 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.

Vanguard was established and operates under an Amended and Restated Funds’ Service Agreement (the Agreement). Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. The Funds’ officers are also officers and employees of Vanguard.

Vanguard, Vanguard Marketing Corporation (VMC), the funds, and the funds’ advisors have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Vanguard Developed Markets Index and Total International Stock Index Funds Only. Vanguard provides corporate management, administrative, and distribution services at-cost. Each fund pays its share of Vanguard’s total expenses, which are allocated among the Vanguard funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as, auditing, custodian, and legal fees. Each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard. There is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard’s capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund’s relative net assets and its contribution to Vanguard’s capital. As of October 31, 2009, each Fund had contributed capital to Vanguard as follows:

	Capital	Percentage of	Percent of
	Contribution to	Fund	Vanguard’s
Fund	Vanguard	Net Assets	Capitalization
Vanguard Developed Markets Index Fund	$ 1,697,000	0.02%	0.68%
Vanguard Total International Stock Index Fund	5,124,000	0.02	2.05

Vanguard LifeStrategy Funds and Vanguard STAR Fund Only. The Agreement provides that the Funds will not contribute to Vanguard’s capitalization or pay for corporate management, administrative, and distribution services provided by Vanguard. However, each Fund will bear its own direct expenses, such as auditing, custodian, legal, and investment advisory fees, if any. In addition, the Agreement provides that the Fund’s direct expenses will be offset, in whole or in part, by a reimbursement from Vanguard for (1) the Funds’ contributions to the cost of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds’ operations. The Funds expect that the reimbursements should be sufficient to offset most or all of the direct expenses incurred by each Fund. Therefore, the Funds are expected to operate at a very low—or zero—direct expense ratio. Of course, there is no guarantee that this will always be the case.

Although the Funds are not expected to incur any net expenses directly, the Funds’ shareholders indirectly bear the expenses of the underlying Vanguard funds. As of October 31, 2009, the average weighted indirect expense ratios of the Funds were as follows: LifeStrategy Conservative Growth Fund—0.24%; LifeStrategy Growth Fund—0.23%; LifeStrategy Income Fund—0.23%; LifeStrategy Moderate Growth Fund—0.23%; and STAR Fund—0.37%.

Management. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.

Distribution. Vanguard Marketing Corporation, 400 Devon Park Drive A39, Wayne, PA 19087, a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds’ shares. VMC performs marketing and distribution activities at cost in accordance with the conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. The funds’ trustees review and approve the marketing and distribution expenses incurred by the funds, including the nature and cost of the activities and the desirability of each fund’s continued participation in the joint arrangement.

To ensure that each fund’s participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC’s marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund’s sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund’s aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of October 31, 2009, none of the Vanguard funds’ allocated share of VMC’s marketing and distribution expenses was greater than 0.04% of the fund’s average month-end net assets. Each fund’s contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.

VMC’s principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel.

Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

  Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;
  Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;
  Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

  Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;
  Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;
  Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services® who maintain qualifying investments in the funds; and
  Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.

VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC’s cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC’s arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party “asesor de inversiones” (investment adviser), which includes incentive-based remuneration.

In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard’s logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.

VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC’s marketing and distribution activities are primarily intended to result in the sale of the funds’ shares, and, as such, its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider’s (or its representatives’) decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.

The following table describes the expenses of Vanguard and VMC that are shared by the Funds on an at-cost basis under the terms of two SEC exemptive orders. Amounts captioned “Management and Administrative Expenses” include a Fund’s allocated share of expenses associated with the management, administrative, and transfer agency services Vanguard provides to the Funds.

As is the case with all mutual funds, transaction costs incurred by Developed Markets Index and Total International Stock Index Funds for buying and selling securities are not reflected in the table. Annual Shared Fund Operating Expenses are based on expenses incurred in the fiscal years ended October 31, 2008  and 2009, are presented as a percentage of the Fund’s average month-end net assets.

Annual Shared Fund Operating Expenses
(Shared Expenses Deducted from Fund Assets)

Fund	2008	2009
Vanguard Total International Stock Index Fund
Management and Administrative Expenses:	0.03%	0.22%
Marketing and Distribution Expenses:	0.00	0.02
Vanguard Developed Markets Index Fund
Management and Administrative Expenses:	—	0.09%
Marketing and Distribution Expenses:	—	0.00

Note Regarding the Total International Composite Index. The Total International Stock Index Fund tracked the Total International Composite Index (the Composite Index) through August 31, 2006, was which is an asset-weighted blend of the stocks in the MSCI Europe Index, the MSCI Pacific Index, and the MSCI Emerging Markets Index (the underlying indexes). Prior to August 24, 2006, the emerging markets component of the Composite Index was the Select Emerging Markets Index (a customized version of the MSCI Emerging Markets Index which was administered exclusively for Vanguard by MSCI) rather than the MSCI Emerging Markets Index. The performance of the Composite Index was calculated by Vanguard based upon the asset-weighted returns of the underlying indexes. Since August 24, 2006, the Composite Index has been the same as the MSCI EAFE + Emerging Markets Index, which is an asset-weighted blend of the stocks in the underlying indexes and its performance is calculated by MSCI.

Officers and Trustees

Each Fund is governed by the board of trustees of its Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds‘ board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee’s retirement, resignation, or death; or as otherwise specified in the Trust‘s organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the net asset value of all shares of the Funds in the Trust. Each trustee also serves as a director of Vanguard.

The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Outside Directorships	Trustee/Officer
Interested Trustee[1]
F. William McNabb III	Chairman of the	July 2009	Chairman of the Board of Vanguard and of each of the	161
(1957)	Board, Chief		investment companies served by Vanguard, since
	Executive Officer,		January 2010; Trustee of each of the investment
	and President		companies served by Vanguard, since 2009; Director
of Vanguard since 2008; Chief Executive Officer and
President of Vanguard and of each of the investment
companies served by Vanguard, since 2008; Director
of Vanguard Marketing Corporation; Managing Director
of Vanguard (1995–2008).

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Outside Directorships	Trustee/Officer
Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Executive Chief Staff and Marketing Officer for North	161
(1948)			America and Corporate Vice President (retired 2008)
			of Xerox Corporation (photocopiers and printers);
			Director of SPX Corporation (multi-industry
			manufacturing), the United Way of Rochester, the
			Boy Scouts of America, Amerigroup Corporation
			(direct health and medical insurance carriers), and
			Monroe Community College Foundation.

Rajiv L. Gupta	Trustee	December 2001	Chairman and Chief Executive Officer (retired 2009)	161
(1945)			and President (2006–2008) of Rohm and Haas Co.
			(chemicals); Board Member of the American Chemistry
			Council; Director of Tyco International, Ltd. (diversified
			manufacturing and services) and Hewlett-Packard
			Company (electronic computer manufacturing); Trustee
			of The Conference Board.

Amy Gutmann	Trustee	June 2006	President of the University of Pennsylvania;	161
(1949)			Christopher H. Browne Distinguished Professor of
			Political Science in the School of Arts and Sciences
			with secondary appointments at the Annenberg
			School for Communication and the Graduate School of
			Education at the University of Pennsylvania; Director of
			Carnegie Corporation of New York, Schuylkill River
			Development Corporation, and Greater Philadelphia
			Chamber of Commerce; Trustee of the National
			Constitution Center.

JoAnn Heffernan Heisen	Trustee	July 1998	Corporate Vice President and Chief Global Diversity	161
(1950)			Officer since 2006 (retired 2008) and Member of the
			Executive Committee (retired 2008) of Johnson &
			Johnson (pharmaceuticals/consumer products); Vice
			President and Chief Information Officer of Johnson &
			Johnson (1997–2005); Director of the University
			Medical Center at Princeton and Women’s Research
			and Education Institute; Member of the advisory board
			of the Maxwell School of Citizenship and Public Affairs
			at Syracuse University.

F. Joseph Loughrey	Trustee	October 2009	President and Chief Operating Officer since 2005	161
(1949)			(retired 2009) and Vice Chairman of the Board (2008–
			2009) of Cummins Inc. (industrial machinery); Director
			of SKF AB (industrial machinery), Hillenbrand, Inc.
			(specialized consumer services), Sauer-Danfoss Inc.
			(machinery), the Lumina Foundation for Education, and
			the Columbus Community Education Coalition;
			Chairman of the Advisory Council for the College of
			Arts and Letters at the University of Notre Dame.

André F. Perold	Trustee	December 2004	George Gund Professor of Finance and Banking at the	161
(1952)			Harvard Business School; Chair of the Investment
			Committee of HighVista Strategies LLC (private
			investment firm).

				Number of
		Vanguard	Principal Occupation(s)	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Outside Directorships	Trustee/Officer
Independent Trustees
Alfred M. Rankin, Jr.	Trustee	January 1993	Chairman, President, and Chief Executive Officer of	161
(1941)			NACCO Industries, Inc. (forklift trucks/housewares/
			lignite); Director of Goodrich Corporation (industrial
			products/aircraft systems and services); Deputy
			Chairman of the Federal Reserve Bank of Cleveland;
			Trustee of University Hospitals of Cleveland, The
			Cleveland Museum of Art, and Case Western
			Reserve University.

Peter F. Volanakis(1955)	Trustee	July 2009	President since 2007 and Chief Operating Officer	161
			since 2005 of Corning Incorporated (communications
			equipment); President of Corning Technologies
			(2001–2005); Director of Corning Incorporated and
			Dow Corning; Trustee of the Corning Incorporated
			Foundation and the Corning Museum of Glass;
			Overseer of the Amos Tuck School of Business
			Administration at Dartmouth College.

Executive Officers
Thomas J. Higgins	Chief Financial	September 2008	Principal of Vanguard; Chief Financial Officer of each of	161
(1957)	Officer		the investment companies served by Vanguard, since
			2008; Treasurer of each of the investment companies
			served by Vanguard (1998–2008).

Kathryn J. Hyatt	Treasurer	November 2008	Principal of Vanguard; Treasurer of each of the	161
(1955)			investment companies served by Vanguard, since
			2008; Assistant Treasurer of each of the investment
			companies served by Vanguard (1988–2008).

Heidi Stam	Secretary	July 2005	Managing Director of Vanguard since 2006; General	161
(1956)			Counsel of Vanguard since 2005; Secretary of
			Vanguard and of each of the investment companies
			served by Vanguard, since 2005; Director and Senior
			Vice President of Vanguard Marketing Corporation
			since 2005; Principal of Vanguard (1997–2006).

The trustees and officers of the Funds (except for the Developed Markets Index and Total International Stock Index Funds) will receive no remuneration from the Funds. However, the trustees are also trustees of Vanguard and of the Funds’ underlying funds. Each Vanguard member fund pays its independent trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard fund for its proportionate share of officers’ salaries and benefits.

Board Committees: The Trust's board has the following committees:

  Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.
  Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Funds‘ last fiscal year.
  Nominating Committee: This committee nominates candidates for election to Vanguard’s board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held six meetings during the Funds‘ last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

The same individuals serve as trustees of all Vanguard funds and the Developed Markets Index and Total International Stock Index Funds pay a proportionate share of the trustees’ compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

  The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.
  The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.
  Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Developed Markets Index and Total International Stock Index Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

VANGUARD STAR FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or Retirement	Accrued Annual	Total Compensation
	Aggregate	Benefits Accrued	Retirement	from All Vanguard
	Compensation	as Part of these	Benefit at	Funds Paid
Trustee	from these Funds[1]	Funds’ Expenses[1]	January 1, 2009[2]	to Trustees[3]
F. William McNabb III	—	—	—	—
Charles D. Ellis[4]	$3,960	—	—	$200,000
Emerson U. Fullwood	3,959	—	—	200,000
Rajiv L. Gupta	3,960	—	—	194,300
Amy Gutmann	3,960	—	—	200,000
JoAnn Heffernan Heisen	3,960	$90	$3,158	200,000
F. Joseph Loughrey[5]	—	—	—	51,400
André F. Perold	3,960	—	—	200,000
Alfred M. Rankin, Jr.	4,554	109	6,189	230,000
Peter F. Volanakis[6]	3,959	—	—	194,300
J. Lawrence Wilson[7]	2,074	114	8,994	104,700

1	The amounts shown in this column are based on the Developed Markets Index and Total International Stock Index Funds’ fiscal year ended October 31, 2009. Each Fund is responsible for a proportionate share of these amounts.
2	Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
3	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of the Vanguard funds for the 2009 calendar year.
4	Mr.Ellis .retired from the Funds‘ board effective December 2009.
5	Mr. Loughrey became a member of the Funds‘ board effective October 2009.
6	Mr. Volanakis became a member of the Funds‘ board effective July 2009.
7	Mr. Wilson retired from the Funds‘ board effective July 2009.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2008. (F. William McNabb III, F. Joseph Loughrey, and Peter F. Volanakis are not included in the table because they did not serve as trustees as of December 31, 2008.)

Aggregate Dollar
		Dollar Range	Range of Vanguard
		of Fund Shares	Fund Shares
Fund	Name of Trustee	Owned by Trustee	Owned by Trustee
Vanguard Developed Markets Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000

Aggregate Dollar
		Dollar Range	Range of Vanguard
		of Fund Shares	Fund Shares
Fund	Name of Trustee	Owned by Trustee	Owned by Trustee
Vanguard LifeStrategy Conservative Growth Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000

Vanguard LifeStrategy Growth Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000

Vanguard LifeStrategy Income Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000

Vanguard LifeStrategy Moderate Growth Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000

Vanguard STAR Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000

Vanguard Total International Stock Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	Over $100,000	Over $100,000
	Amy Gutmann	Over $100,000	Over $100,000
	JoAnn Heffernan Heisen	Over $100,000	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000

As of January 31, 2010, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of January 31, 2010, the following owned of record 5% or more of each class’s outstanding shares:

Vanguard Developed Markets Index Fund—Investor Shares: Chevron Employee Savings Investment Plan, San Ramon, CA (13.81%), Charles Schwab & Co., San Franciso, CA (12.41%), National Financial Services LLC, New York, NY (7.43%); Vanguard Developed Markets Index Fund—Institutional Shares: State of Michigan Retirement Systems, East Lansing, MI (8.71%), National Financial Services LLC, New York, NY (6.23%); Vanguard LifeStrategy Conservative Growth Fund—Investor Shares: Kaiser Permanente 401K Retirement Plan, Alameda, CA (7.95%), Kaiser Permanente Tax Sheltered Annuity Plan, Alameda, CA (5.43%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings) online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the end of the most recent month (month-end ten largest stock holdings) online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at www.vanguard.com in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Each of the Vanguard money market funds generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent month online at www.vanguard.com in the “Portfolio” section of the fund’s Portfolio & Management page, approximately 2 business days after the end of the month. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made as previously described and, after consultation with a Vanguard fund’s investment advisor, may withhold any portion of the fund’s complete portfolio holdings from online disclosure as previously described when deemed to be in the best interests of the fund.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation, Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Bloomberg L.P., Brilliant Graphics, Inc., Broadridge Financial Solutions, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Innovation Printing & Communications, Intelligencer Printing Company, Investment Technology Group, Inc., Lipper, Inc., McMunn Associates Inc., Oce’ Business Services, Inc., Reuters America Inc., R.R. Donnelley, Inc., State Street Bank and Trust Company, Triune Color Corporation, and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard nonmaterial portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

Vanguard LifeStrategy Funds and Vanguard STAR Fund

The LifeStrategy Funds do not employ an investment advisor. The STAR Fund employs an investment advisor for cash management purposes. The allocation of the assets for each LifeStrategy Fund and the STAR Fund among the underlying Vanguard funds is made by officers of the Funds pursuant to instructions of the Funds’ board of trustees and in conformity with each Fund’s investment objective, strategies, and policies.

The Funds benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds’ advisory fees. The underlying funds receive their investment advisory services from a variety of advisory firms. For more information about the firms providing investment advisory services to the underlying Vanguard funds, please refer to each fund’s Statement of Additional Information.

Vanguard Developed Markets Index Fund, Vanguard STAR Fund, and Vanguard Total International Stock Index Fund

Except for the STAR Fund, the Funds receive all investment advisory services from Vanguard, through its Quantitative Equity Group. Vanguard STAR Fund receives limited investment advisory services from Vanguard, through its Quantitative Equity Group. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard. During the fiscal year ended October 31, 2009, the Developed Markets Index Fund’s expenses relating to investment advisory services were $60,000. During the fiscal years ended 2008 and 2009, the Total International Stock Index Fund’s expenses relating to investment advisory services were $48,000 and $521,000, respectively.

Other Accounts Managed

Duane F. Kelly co-manages the Developed Markets Index and Total International Stock Index Funds; as of October 31, 2009, the Funds collectively held assets of $27.2 billion. Mr. Kelly also manages the cash portion of the STAR Fund; as of October 31, 2009, the Fund held assets of $12.1 billion. As of October 31, 2009, Mr. Kelly co-managed six other registered investment companies with total assets of $51.8 billion, managed 13 other registered investment companies with total assets of $52 billion, and co-managed one other pooled investment vehicle with total assets of $427.2 million (none of which had advisory fees based on account performance).

Michael Perre co-manages the Developed Markets Index and Total International Stock Index Funds; as of October 31, 2009, the Funds collectively held assets of $27.2 billion. As of October 31, 2009, Mr. Perre co-managed one other registered investment company with total assets of $27.4 billion, managed all or a portion of ten other registered investment companies with total assets of $25 billion, and managed two other pooled investment vehicles with total assets of $8.5 billion (none of which had advisory fees based on account performance).

Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds and accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Description of Compensation

The portfolio managers for the Developed Markets Index, STAR, and Total International Stock Index Funds’ are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of October 31, 2009, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980’s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement benefits.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by the Vanguard Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given its objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For the STAR Fund, the Developed Markets Index Fund, and Total International Stock Index Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. The benchmark index for the Developed Markets Index and the Institutional Developed Markets Index Funds is the MSCI EAFE Index. The Total International Stock Index Fund’s benchmark index is the MSCI EAFE + Emerging Markets Index. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees as a group invest a sizeable portion of their personal assets in Vanguard funds. As of October 31, 2009, Vanguard employees collectively invested more than $2.1 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds; and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of October 31, 2009, Mr. Perre owned shares of the Total International Stock Index Fund within the $50,001–$100,000 range. Except as noted in the previous sentence, as of October 31, 2009, the portfolio managers did not own any shares of the Funds they managed.

Duration and Termination of Special Service Agreement

Vanguard provides at-cost investment advisory services to the Funds pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This Agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of the Developed Markets Index and Total International Stock Index Funds and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability, clearance and settlement services, commission rate, trading expertise, willingness and ability to commit capital, ability to provide anonymity, financial responsibility, reputation and integrity, responsiveness, access to underwritten offerings and secondary markets, and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Fund. The advisor may cause the Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities, discussions with research analysts, meetings with corporate executives to obtain oral reports on company performance, market data, and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which the Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

During the fiscal years ended October 31, 2008 and 2009, the Funds paid the following amounts in brokerage commissions:

Fund	2008	2009
Vanguard Developed Markets Index Fund	—	$48,000
Vanguard Total International Stock Index Fund	$3,490,000	$3,079,000

Some securities that are considered for investment by the Developed Markets Index and Total International Stock Index Funds may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of the Fund and one or more of the advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds’ board of trustees.

As of October 31, 2009, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Vanguard Developed Markets Index Fund	—	—
Vanguard Total International Stock Index Fund	BNP Paribas Securities Corporation	$133,609,000
	Credit Suisse Securities (USA) LLC	115,963,000
	Mizuho Securities USA Inc.	3,751,000
	Nomura Securities International Inc.	48,459,000
	UBS Securities LLC	114,361,000

The LifeStrategy Funds and STAR Fund will purchase and sell conventional shares (i.e., not exchange-traded) of the underlying Vanguard funds by dealing directly with the issuer of the underlying funds. The Funds will incur no brokerage commissions for these transactions. To the extent a LifeStrategy Fund purchases and sells ETF Shares of an underlying fund, the Fund will pay brokerage commissions.

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, or if exercising the vote would result in the imposition of trading or other restrictions.

In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I.	The Board of Directors
A.	Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval Nominated slate results in board made up of a majority of independent directors. All members of Audit, Nominating, and Compensation committees are independent of management.

Factors Against Approval

Nominated slate results in board made up of a majority of non-independent directors.

Audit, Nominating, and/or Compensation committees include non-independent members.

Incumbent board member failed to attend at least 75% of meetings in the previous year.

Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III.	Compensation Issues
A.	Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals.

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through option exercise to be	Annual option grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of option grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval

Plan is relatively short-term (3-5 years).

Plan requires shareholder approval for renewal.

Plan incorporates review by a committee of independent directors at least every three years (so-called TIDE provisions).

Plan includes permitted-bid/qualified-offer feature (chewable pill) that mandates a shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%). Highly independent, non-classified board.

Factors Against Approval

Plan is long term (>5 years).

Renewal of plan is automatic or does not require shareholder approval.

Ownership trigger is less than 15%.

Classified board.

Board with limited independence.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at www.vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s internet site, at www.vanguard.com, or the SEC’s website at www.sec.gov.

The LifeStrategy Funds and the STAR Fund own shares of other Vanguard funds. If an underlying Vanguard fund calls a shareholder meeting for the purpose of soliciting proxies, a Fund will vote its shares in the underlying fund in the same proportion as the votes of other shareholders in the underlying fund.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended October 31, 2009, appearing in the Funds‘ 2009 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

“FTSE®” and “FTSE4Good ™” are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World ex US Index, FTSE All-World Index, FTSE High Dividend Yield Index, and FTSE Global Small Cap ex US Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P ®, S&P 500®, Standard & Poor’s 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.

SAI056 022010

PART C

VANGUARD STAR FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed
September 24, 2009, Post-Effective Amendment No. 53, is hereby incorporated by reference.
(b)	By-Laws, filed February 25, 2009, Post-Effective Amendment No. 48, is hereby incorporated by reference.
(c)	Instruments Defining Rights of Securities Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit
(a) above.
(d)	Investment Advisory Contracts, The Vanguard Group, Inc., provides investment advisory services to the Developed Markets Index Fund, STAR Fund, and Total International Stock
Index Fund at cost pursuant to the Fund’s Service Agreement, refer to Exhibit (h) below.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for U.S. Bank, N.A., filed on February 17, 2006, Post-Effective
Amendment No. 43; for Brown Brothers Harriman & Co., filed on July 24, 2009, Post-Effective
Amendment No. 51, for JPMorgan Chase Bank, filed on December 22, 2009, Post-Effective
Amendment No. 55, are hereby incorporated by reference.
(h)	Other Material Contracts, Fifth Amended and Restated Funds’ Service Agreement, filed on
July 24, 2009, Post-Effective Amendment No. 51, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.
(p)	Code of Ethics, for The Vanguard Group, Inc., is filed herewith.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by or under common control with any person.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Item 31. Business and Other Connections of Investment Adviser

Reference is made to the section entitled “Management of the Funds” in the Registrant’s Statement of Additional Information for the other business, profession, vocation, or employment of a substantial nature in which each director of The Vanguard Group, Inc. (Vanguard) is or has been engaged during the past two fiscal years. To the knowledge of Registrant, none of the officers or employees of the Registrant’s investment advisor, Vanguard, is or has been during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a)	Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 37 investment companies with more than 160 funds.
(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
R. Gregory Barton	Director and Senior Vice President	None
Mortimer J. Buckley	Director and Senior Vice President	None
F. William McNabb III	Chairman	Chairman and Chief Executive Officer
Michael S. Miller	Director and Managing Director	None
Glenn W. Reed	Director	None
George U. Sauter	Director and Senior Vice President	None
Heidi Stam	Director and Senior Vice President	Secretary
Richard D. Carpenter	Treasurer	None
David L. Cermak	Principal	None
Joseph Colaizzo	Financial and Operations Principal and Assistant	None
Treasurer
Michael L. Kimmel	Secretary	None
Sean P. Hagerty	Principal	None
John C. Heywood	Principal	None
Steve Holman	Principal	None
Jack T. Wagner	Assistant Treasurer	None
Jennifer M. Halliday	Assistant Treasurer	None
Deborah McCracken	Assistant Secretary	None
Joseph F. Miele	Registered Municipal Securities Principal	None

Name	Positions and Office with Underwriter	Positions and Office with Funds
Scott M. Bishop	Registered Municipal Securities Principal	None
Bradley J. Sacco	Registered Municipal Securities Principal	None
Jane K. Myer	Principal	None
Pauline C. Scalvino	Chief Compliance Officer	Chief Compliance Officer

(c)	Not Applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant’s Custodians, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contact.

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 26th day of February, 2010.

VANGUARD STAR FUNDS
BY:___________/s/ F. William McNabb III*_________

F. William McNabb III
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/s/ F. William McNabb III*	Chairman and Chief Executive	February 26, 2010
Officer
F. William McNabb
/s/ Emerson U. Fullwood*	Trustee	February 26, 2010
Emerson U. Fullwood
/s/ Rajiv L. Gupta*	Trustee	February 26, 2010
Rajiv L. Gupta
/s/ Amy Gutmann*	Trustee	February 26, 2010
Amy Gutmann
/s/ JoAnn Heffernan Heisen*	Trustee	February 26, 2010
JoAnn Heffernan Heisen
/s/ F. Joseph Loughrey*	Trustee	February 26, 2010
F. Joseph Loughrey
/s/ André F. Perold*	Trustee	February 26, 2010
André F. Perold
/s/ Alfred M. Rankin, Jr.*	Trustee	February 26, 2010
Alfred M. Rankin, Jr.
/s/ Peter F. Volanakis*	Trustee	February 26, 2010
Peter F. Volanakis
/s/ Thomas J. Higgins*	Chief Financial Officer	February 26, 2010
Thomas J. Higgins

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on July 24, 2009, see File Number 2-88373 and a Power of Attorney filed on October 16, 2009, see File Number 2-52698, both Incorporated by Reference.

INDEX TO EXHIBITS
Other Opinions, Consent of Independent Registered Public Accounting Firm	Ex-99.J
Rule 18f-3 Plan	Ex.99.N
Code of Ethics, The Vanguard Group, Inc	EX-99.P